                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 divine, inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                               divine(TM) [LOGO]


                1301 N. Elston Avenue, Chicago, Illinois  60622

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 May 22, 2001

     You are cordially invited to attend the annual meeting of stockholders of divine, inc., which will be held at divine's offices located at 1301 N. Elston Avenue, Chicago, Illinois on Tuesday, May 22, 2001, at 9:30 a.m., Central time, for the following purposes:

          1.   To elect directors.

          2. To ratify the action of the Board of Directors in appointing KPMG LLP as your Company's independent auditors for 2001.

          3. To approve an amendment to the divine, inc. 1999 Stock Incentive Plan. A copy of the plan is included as Exhibit B to the enclosed proxy statement.

          4. To approve the divine, inc. 2001 Stock Incentive Plan. A copy of the plan is included as Exhibit C to the enclosed proxy statement.

          5. To transact any other business that may be presented at the meeting.

     Only stockholders of record at the close of business on March 26, 2001 are entitled to vote at the meeting. A list of those stockholders will be available during normal business hours for a period of 10 days prior to the meeting. The list may be examined by any stockholder, for any purpose relevant to the meeting, at our offices at 1301 N. Elston Avenue, Chicago, Illinois.

     A proxy statement and a proxy card solicited by our Board of Directors are enclosed with this notice. It is important that your shares be represented at the meeting regardless of the size of your holdings. Whether or not you intend to be present at the meeting in person, we urge you to vote and submit your proxy by phone, by Internet, or by marking, dating, and signing the enclosed proxy card and returning it in the envelope provided for that purpose, which does not require postage if mailed in the United States. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                              Jude M. Sullivan
                              Secretary and General Counsel

Chicago, Illinois
April 30, 2001


--------------------------------------------------------------------------------
              YOU ARE URGED TO MARK, DATE, AND SIGN THE ENCLOSED
         PROXY AND RETURN IT PROMPTLY, OR SUBMIT YOUR VOTE AND PROXY
                    BY PHONE OR THE INTERNET. THE PROXY IS
                    REVOCABLE AT ANY TIME PRIOR TO ITS USE
--------------------------------------------------------------------------------

                                 DIVINE, INC.

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                                 May 22, 2001

     We sent you this Proxy Statement because our Board of Directors is soliciting your proxy to vote your shares of divine class A common stock at our upcoming 2001 Annual Meeting of Stockholders, and at any postponement or adjournment of that meeting. The meeting is to be held at our offices located at 1301 N. Elston Avenue, Chicago, Illinois on Tuesday, May 22, 2001, at 9:30 a.m., Central time. If your proxy is properly submitted by phone, by Internet, or by an executed proxy card returned in a timely manner, it will be voted at the meeting according to the directions you provide. If you do not provide any direction, your proxy will be voted for the election as directors of the nominees named in this Proxy Statement, to ratify the selection of KPMG LLP as independent auditors for 2001, to approve an amendment to the divine, inc. 1999 Stock Incentive Plan (the "1999 Plan"), and to approve the divine, inc. 2001 Stock Incentive Plan (the "2001 Plan"). They also will be voted on any other matters presented for a vote in accordance with the judgment of the persons acting under the proxies. You have the power to revoke your proxy at any time before it is voted, either in person at the meeting, by written notice to the Secretary of divine, or by delivery of a later-dated proxy.

     Our principal executive offices are located at 1301 N. Elston Avenue, Chicago, Illinois 60622 (telephone 773.394.6600). This Proxy Statement is dated April 30, 2001 and we expect to mail proxy materials to you beginning on or about that date. In this Proxy Statement, the words "divine," "Company," "we," "our," "ours," and "us" refer to divine, inc. and its subsidiaries.

                     SHARES OUTSTANDING AND VOTING RIGHTS

     Only stockholders of record at the close of business on March 26, 2001 are entitled to vote at the annual meeting of stockholders. The only voting stock of divine outstanding is our class A common stock (the "Common Stock"), of which 128,672,359 shares were outstanding as of the close of business on March 26, 2001. Each share of Common Stock is entitled to one vote.

     The eight nominees who receive the highest number of affirmative votes will be elected as directors. For this purpose, only the affirmative votes from the holders of the shares of the Common Stock that are present in person or represented by proxy and entitled to vote at the meeting will be counted. In general, approval of any other matter by stockholders requires the affirmative vote of the holders of a majority of the shares of the Common Stock that are present in person or represented by proxy and entitled to vote at the meeting. Abstentions, directions to withhold authority, and broker non-votes are counted as shares present in the determination of whether the shares of Common Stock represented at the meeting constitute a quorum. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders. Thus, an abstention from voting on a matter has the same legal effect as a vote against the matter. Broker non-votes and directions to withhold authority are counted as present, but are deemed not entitled to vote on proposals for which brokers do not have discretionary authority and, therefore, have no effect other than to reduce the number of affirmative votes needed to approve a proposal. An automated system administered by our transfer agent will be used to tabulate the votes.

1.    ELECTION OF OUR BOARD OF DIRECTORS

     Our Board of Directors is comprised of 11 directors and is divided into three classes with staggered three-year terms. Four directors are to be elected at the meeting as Class I directors with terms expiring at our annual meeting of stockholders in 2003, and four directors are to be elected at the meeting as Class II directors with terms expiring at our annual meeting of stockholders in 2004. Our other directors are not up for election this year and will continue in office for the remainder of their terms or until they resign. We have designated eight persons, named below, as nominees for election as directors. If elected, they will serve for a term expiring at the annual meeting of stockholders in 2003 or 2004, depending on whether they are elected as a Class I director or a Class II director. All of the nominees are serving as directors as of the date of this Proxy Statement.

     Unless you otherwise instruct us, your properly executed proxy, that is returned in a timely manner or submitted by phone or Internet, will be voted for election of these eight nominees. If, however, any of these nominees should be unable or should fail to act as a nominee because of an unexpected occurrence, your proxy will be voted for such other person as the holders of your proxy, acting in their discretion, may determine. In the alternative, the Board of Directors may make a reduction in the number of directors to be elected.

     Biographical information concerning our eight nominees and our continuing directors is presented below.

Directors Nominated This Year for Terms Expiring in 2003

     Mr. Andrew J. Filipowski, age 50, is one of our founders and has been Chairman of our Board of Directors and our Chief Executive Officer since our inception and was our President from our inception until October 1999. He is also Chairman and Chief Executive Officer of Platinum Venture Partners, Inc., the previous general partner of the Platinum Venture Partners limited partnerships. Mr. Filipowski was a founder of PLATINUM technology International inc. and served as the Chairman of its Board of Directors, Chief Executive Officer, and President from its inception in 1987 until it was acquired by Computer Associates, Inc. in June 1999. Mr. Filipowski is currently a director of Neoforma.com, Inc., Sequoia Software Corporation, eshare communications, inc., and Blue Rhino Corporation. Mr. Filipowski is nominated to serve as a Class I director.

     Mr. Tommy Bennett, age 45, is a Senior Vice President of Computer Associates, where he has been since 1988. Mr. Bennett is responsible for merger and acquisitions, joint ventures, and other corporate development efforts of Computer Associates on a global basis. Mr. Bennett was elected to our Board of Directors as a representative of CBW/SK divine Investments under the stockholders agreement with the former holders of our Series D and D-1 preferred stock. Mr. Bennett is nominated to serve as a Class I director.

     Mr. John Cooper, age 41, has served as a Senior Director of Corporate Development for Microsoft Corporation since April 1999. He also served as the Vice President of Corporate Development of: Avio International from May 1997 to March 1999; McKesson HBOC from June 1995 to April 1997; and First Data Corporation prior thereto. Mr. Cooper was elected to our Board of Directors as a representative of Microsoft under the stockholders agreement with the former holders of our Series D and D-1 preferred stock. Mr. Cooper is nominated to serve as a Class I director.

     Mr. James E. Cowie, age 46, has been a General Partner of Frontenac Company, a Chicago-based private equity investment firm, since February 1989. Mr. Cowie is currently a director of 3Com Corporation and Lante Corporation. Mr. Cowie was elected to our Board of Directors as a representative of Frontenac under the stockholders agreement with the former holders of our series D and D-1 preferred stock. Mr. Cowie is nominated to serve as a Class I director.

Directors Nominated This Year for Terms Expiring in 2004

     Mr. Michael P. Cullinane, age 51, is one of our founders and has been our Chief Financial Officer and Treasurer since our inception and one of our Executive Vice Presidents since August 1999. He is also a principal officer of Platinum Venture Partners, Inc. Mr. Cullinane served as Executive Vice President and Chief Financial Officer of PLATINUM from its inception in 1987 until it was acquired in June 1999. Mr. Cullinane is currently a director of VASCO Data Security International Inc., Made2Manage Systems, Inc., and Interactive Intelligence, Inc. Mr. Cullinane is nominated to serve as a Class II director.

     Mr. Paul L. Humenansky, age 43, is one of our founders, was one of our Executive Vice Presidents from August 1999 until October 2000, and has been our President and Chief Operating Officer since October 2000. He is also a principal officer of Platinum Venture Partners, Inc. Mr. Humenansky was a founder of PLATINUM and served as its Executive Vice President-Product Development from its inception in 1987 until its acquisition in June 1999. Mr. Humenansky also served as Chief Operations Officer of PLATINUM from January 1993 until its acquisition. Mr. Humenansky is nominated to serve as a Class II director.

     Mr. Arthur W. Hahn, age 56, has been a partner with the law firm of Katten Muchin Zavis since 1984 and is a member of the firm's executive committee. Mr. Hahn was Chairman of the faculty of the Illinois Institute of Technology Chicago-Kent College of Law Graduate School of Financial Services Law from its inception in 1985 through 1999. Mr. Hahn is nominated to serve as a Class II director.

     Mr. Gregory K. Jones, age 40, has been the President and Chief Executive Officer of uBid, Inc. since November 1997 and its Chairman since July 1998. From October 1995 to November 1997, Mr. Jones was Senior Vice President of Strategic Markets at APAC TeleServices, Inc., a provider of outsourced telephone-based marketing, sales, and customer management solutions. From October 1990 to October 1995, Mr. Jones served as the President and Chief Operating Officer of The Reliable Corporation/Office 1, a Chicago-based direct mail and retailer of office products. Mr. Jones is currently a director of D.I.Y. Home Warehouse, Inc. and uBid. Mr. Jones is nominated to serve as a Class II director.

Directors Whose Terms Expire in 2002

     Mr. Michael H. Forster, age 58, has served as one of the Senior Partners of Operations of Internet Capital Group, Inc., a provider of capital and services to Internet businesses, since June 1998. From April 1996 to March 1999, Mr. Forster served as Senior Vice President of Worldwide Field Operations for Sybase, Inc., a database management solutions company. From April 1994 to March 1996, Mr. Forster was Sybase's Senior Vice President and President of Sybase's Information Connection Division. Mr. Forster has over 30 years of sales, marketing, and general management experience in the information technology industry. Mr. Forster is currently a director of Tangram Enterprise Solutions, Inc. Mr. Forster serves as a Class III director.

     Mr. Thomas J. Meredith, age 50, has been a Senior Vice President of the Dell Computer Corporation since 1996, and has served as its Chief Financial Officer since 1992. Mr. Meredith is currently a director of i2 Technologies, Inc., and FreeMarkets, Inc. Mr. Meredith was elected to our Board of Directors as a representative of Dell under the stockholders agreement with the former holders of our Series D and D-1 preferred stock. Mr. Meredith serves as a Class III director.

     Mr. John Rau, age 52, has been the Chairman of Chicago Title and Trust Company Foundation since April 2000. From 1997 until April 2000, he was the President and Chief Executive Officer of Chicago Title Corporation and Chicago Title Company. Before joining Chicago Title, Mr. Rau was Dean of the School of Business at Indiana University from 1993 through December 1996. Mr. Rau is currently a director of LaSalle Bank N.A., First Industrial Realty Trust, Inc., Borg-Warner Automotive, Inc., and Nicor Inc. Mr. Rau serves as a Class III director.

                 We recommend that you vote "FOR" the election
                     of each of the nominees for director.

Meetings and Committees of the Board

     Our Board of Directors has three standing committees. They are the Audit Committee, the Compensation Committee, and the Investment Company Act Compliance Committee. The functions and membership of each Committee are described below. The Board does not have a standing nominating committee.

     Our Audit Committee recommends the independent public accountants to be engaged by us, considering independence and effectiveness. It also reviews the plan, scope, and results of our annual audit, reviews our accounting and financial controls and reviews our accounting principles and financial disclosure practices with our independent public accountants. Our audit committee consists solely of non-employee directors. The current members of the Audit Committee are Messrs. Rau (chairman), Bennett, and Meredith.

     Our Compensation Committee reviews, monitors, administers, and establishes or recommends to our full Board of Directors compensation arrangements for our Chief Executive Officer and other members of our senior management. Our Compensation Committee also administers our incentive compensation plans and determines the number of shares covered by, and terms of, options to be granted to executive officers and other key employees under these plans. Our Compensation Committee consists solely of non-employee directors. The current members of the Compensation Committee are Messrs. Cowie (chairman), Forster, and Jones.

     Our Investment Company Act Compliance Committee has the responsibility for ensuring that we do not become required to register as an investment company and subject to regulation under the Investment Company Act, including, specifically, responsibility for determining the value of our securities holdings, total assets, and net income (loss) after taxes, as required from time to time but not less frequently than the end of each of our fiscal quarters. The current members of our Investment Company Act Compliance Committee are Messrs. Hahn (chairman) and Forster.

     During 2000, the Board of Directors held six meetings and acted eight times by unanimous written consent, the Audit Committee held four meetings, the Compensation Committee held three meetings, and the Investment Company Act Compliance Committee held three meetings. In 2000, no director participated in less than 75% of the aggregate of all actions of the Board and all actions of committees of the Board on which such director served.

     In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the captions "Report of the Audit Committee", "Report of the Compensation Committee", and "Performance Graph" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by us under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Report of the Audit Committee

     The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of that charter is attached as Exhibit A to this Proxy Statement. All members of the Audit Committee meet the independence standards established by the New York Stock Exchange.

     The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management's implementation of divine's financial reporting process. In discharging its oversight role, the Audit Committee reviewed and discussed with management and KPMG LLP, the independent auditor, the audited financial statements of divine, inc. as of and for the year ended December 31, 2000. Management of divine is responsible for those financial statements and the reporting process, including the system of internal controls. The independent auditor is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

     The Audit Committee met privately with KPMG, and discussed issues deemed significant by the auditor, including those required by Statements on Auditing Standards No. 61 and No. 90 (Communications with Audit Committees), as amended. In addition, the Audit Committee received from KPMG the written disclosures and the letter required by Independence Standards Board Standard No. 1 and the Audit Committee has discussed with

KPMG its independence from divine and its management. The Audit Committee also considered whether the provision of non-audit services by KPMG was compatible with maintaining its independence.

     Based upon the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be filed with divine's Annual Report on Form 10-K for the year ended December 31, 2000.

                                By the Audit Committee:
                                    John Rau
                                    Tommy Bennett
                                    Thomas J. Meredith

Arrangements for Nomination as Director and Committee Member

     Nominations for election of directors are made by the Board of Directors. Nominations also may be made by a committee appointed by the Board or by any stockholder entitled to vote in the election of directors. See "Submitting Your Proposals for the 2002 Annual Meeting" at the end of this Proxy Statement for a description of the procedures you need to follow if you want to nominate someone as a director.

     Under the stockholders agreement that we entered into with the holders of our series D and D-1 preferred stock, (1) we, (2) Messrs. Filipowski, Cullinane, Humenansky, and certain other persons, and their respective affiliates, who together held all of our class B common stock, and (3) the purchasers of our series D and D-1 preferred stock, have agreed to take all necessary actions so that:

     . one member of our Board of Directors can be designated by each of: (1) CBW/SK divine Investments, (2) First Chicago Investment Corporation and Cross Creek Capital Partners X, LLC, which we together refer to as First Chicago Equity Capital, (3) Frontenac VII Limited Partnership and Frontenac Masters VII Limited Partnership, which we together refer to as Frontenac, and (4) Microsoft Corporation; and

     . two members of our Board of Directors can be designated by Dell USA L.P., which also held our series D preferred stock.

Additionally, we have agreed under that stockholders agreement to take all actions necessary so that one of the directors designated by each of Frontenac and Dell is designated as a member of our executive committee in the event that our Board of Directors has an executive committee. However, none of CBW/SK divine Investments, First Chicago Equity Capital, Frontenac, Microsoft, or Dell will have any of these rights if it does not continue to own at least 25% of the capital stock originally purchased by it. First Chicago Equity Capital has elected not to exercise its board designation rights, and Dell has elected to designate only one director.

     In connection with the purchase of 5,555,555 shares of our class C convertible common stock, which were subsequently converted to 5,555,555 shares of Common Stock, for $50,000,000 in a private placement concurrent with our initial public offering in July 2000, we agreed to take all action necessary to elect a nominee of Compaq to our Board of Directors. Compaq will have this right to nominate a director so long as it continues to own at least 25% of the shares originally purchased by it in the private placement. Compaq has elected not to exercise its board designation rights.

     As of March 26, 2001, the number of shares owned, the number of shares needed to maintain board designation rights, and the members of our Board of Directors designated by each of the entities with board designation rights are shown across from their names below:

                                                      Shares Needed to           Designated
               Investor              Shares Owned   Designate Director(s)      Board Member(s)
               --------              ------------   ---------------------      ---------------
     CBW/SK divine Investments*....     4,166,666          1,041,667           Tommy Bennett
     Compaq Computer Corporation...     5,555,555          1,388,889                None
     Dell..........................    17,808,299          4,166,667         Thomas J. Meredith
     First Chicago Equity Capital..     2,474,998            618,750                None
     Frontenac.....................     2,662,532            623,958           James E. Cowie
     Microsoft.....................     9,722,221          1,041,667            John Cooper

___________________
* Determined on an aggregate basis including shares owned by the affiliates of CBW/SK divine Investments.

Advisory Board

     We have established an advisory board to assist our management team in addressing strategic issues in particular industries or geographic markets. We will seek members for this advisory board who are experienced business leaders or academics and who can provide high level insight and expert advice regarding our marketplaces and regions that we target. Our advisory board currently consists of 22 members, all of whom were our former directors. Each advisor will be expected to devote up to two days per year to performing his or her duties, including attending periodic meetings on at least a semi-annual basis. We granted, and will continue to grant, to each advisory board member, upon joining the advisory board, an option to purchase 10,000 shares of our Common Stock, which will be vested immediately and be exercisable at the fair market value on the date of grant. Subsequent grants will be considered by the Compensation Committee of our Board of Directors.

2.   APPOINTMENT OF OUR INDEPENDENT AUDITORS

     Subject to your ratification, the Audit Committee of the Board of Directors has selected, and the Board of Directors has approved, the accounting firm of KPMG LLP to serve as our independent auditors for 2001. KPMG LLP has served as our independent auditors since our formation in May 1999 and also has provided non-audit services from time to time.

Audit Fees

     The aggregate fees and expenses of KPMG LLP for professional services provided to us for the audit of our annual consolidated financial statements for 2000 and the review of the consolidated financial statements included in our Reports on Form 10-Q for 2000 were approximately $388,000.

Financial Information Systems Design and Implementation Fees

     We did not incur any fees or expenses of KPMG LLP for financial information system design and implementation services during 2000.

All Other Fees

     The aggregate fees and expenses for all other services provided to us by KPMG LLP during 2000 were approximately $2,709,000. These services primarily related to the audit of our financial statements and the financial statements of a number of our associated companies in connection with our initial public offering. They also included tax services, acquisition due diligence services, and business process outsourcing services.

     All audit and non-audit services provided by KPMG LLP are approved by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining the auditor's independence.

     Representatives of KPMG LLP will be available at the annual meeting to respond to your questions. They have advised us that they do not presently intend to make a statement at the annual meeting, although they will have the opportunity to do so.

      We recommend that you vote "FOR" ratification of the appointment of
                  KPMG LLP as independent auditors for 2001.

3.   APPROVAL OF AMENDMENT TO THE DIVINE, INC. 1999 STOCK INCENTIVE PLAN

     In order to continue to encourage ownership of our Common Stock by our non-employee directors and to provide incentives for them to make maximum efforts for the success of our business, our Board of Directors has adopted and recommends that you vote to approve an amendment to the 1999 Plan (the "Amendment"). This Amendment would increase from 8,333 shares to 25,000 shares the number of options that are automatically granted to our non-employee directors on every December 1. The full text of the 1999 Plan is attached to this Proxy Statement as Exhibit B. The description below of the 1999 Plan is qualified in its entirety by reference to Exhibit B.

Description of the 1999 Plan

     Effective October 1, 1999, we adopted our 1999 Plan. Our officers, employees, directors, consultants, and advisors are eligible to participate in this plan. The purpose of this plan is to attract and retain persons eligible to participate in the plan, motivate participants to achieve our long-term goals, and further align the interest of participants with those of our stockholders through compensation that is directly linked to the profitability of our business and increases in stockholder value. We originally made available 10,833,333 shares of our Common Stock for issuance under the plan, which was increased by 13,515,992 shares on January 1, 2001. The maximum number of shares available for delivery under the plan automatically increases on January 1 of each year, beginning on January 1, 2001, by a number of shares of Common Stock equal to the lesser of (1) 10% of the total number of shares of Common Stock then outstanding, assuming for that purpose the conversion into Common Stock of all then outstanding convertible securities, or (2) 50,000,000 shares.

     Our Compensation Committee administers the 1999 Plan. This plan provides our Compensation Committee with broad discretion to select the officers, employees, directors, consultants, and advisors to whom awards may be granted, as well as the type, size, and terms and conditions of each award. The stock incentive compensation plan permits grants of the following types of awards:

     .  non-qualified and incentive stock options;
     .  stock appreciation rights; and
     .  other stock-based awards.

     Options granted provide for the purchase of Common Stock at prices determined by our Compensation Committee. A maximum of 1,666,666 shares of Common Stock may be awarded, through stock options, stock appreciation rights, or other stock awards, to any single participant under our 1999 Plan in any calendar year. Options granted under the 1999 Plan generally vest, and are exercisable, in equal annual installments on the first four anniversaries of the grant date if the option recipient continues to be employed by us on each of these anniversaries; however, many of the options granted under the 1999 Plan have accelerated vesting schedules. Options granted under the plan become fully exercisable and vested upon a change in control of us. If an option or award expires or is terminated or canceled as to any shares, those released shares may again be optioned or awarded (including a grant in substitution for a canceled option).

     Each option is for a term of not more than ten years, as is determined by the Compensation Committee at the date of the grant. The Compensation Committee may provide different termination provisions of an option in the event of termination of employment of the optionee and may accelerate the exercisability of any option or, at any time before the expiration or termination of an option previously granted, extend the terms of that option for an additional period as the Compensation Committee, in its discretion, shall determine, except that the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, shall never exceed ten years.

     The Compensation Committee may permit the exercise price to be paid, all or in part, by delivery to us of a promissory note or other shares of our Common Stock in circumstances as the Compensation Committee may specify, valued at the fair market value of our Common Stock on the date of exercise, or by using a "cashless" broker-assisted method.

     If the employment of any optionee with us or any of our subsidiaries is terminated for any reason other than death, permanent disability, retirement after age 55, or pursuant to a change in our control, that optionee's option generally will expire immediately. In the event of termination of employment because of a change in our control, the option will vest and may be exercised in full, unless otherwise provided at the time of grant, by the optionee or, if he is not living, by his heirs, legatees, or legal representative, during its specified term. In the event of termination of employment because of death, disability, or retirement after age 55, the option may be exercised by the optionee or, if he is not living, by his heirs, legatees, or legal representative, at any time during its specified term prior to one year after the date of that termination in the case of death and three years after the date of that termination in the case of disability or retirement after age 55, but in each case only to the extent the option was exercisable at the date of that termination.

     An optionee may not transfer any option otherwise than by gift to a family member or by will or the laws of descent and distribution, and each option shall be exercisable during an optionee's lifetime only by him or her.

     Our Board of Directors may amend or discontinue the 1999 Plan at any time. However, no such amendment or discontinuation shall (1) change or impair any option previously granted without the consent of the optionee, or (2) be made without the approval of our stockholders if such approval is required by law, agreement, or the rules of any stock exchange or market on which our Common Stock is listed.

     As of January 1, 2001, approximately 1,901,000 shares of our Common Stock were issued and outstanding under our 1999 Plan, upon exercise of options or otherwise, at prices ranging from $1.19 to $13.50 per share. As of January 1, 2001, we had outstanding options to purchase approximately 6,560,000 shares of Common Stock under our 1999 Plan, with exercise prices ranging from $1.19 to $13.50 per share, and approximately 15,210,000 shares were available for option grants or stock awards.

Automatic Grants to Non-Employee Directors

     The 1999 Plan provides for the automatic grant on December 1 of each year, beginning on December 1, 1999, of an option to purchase 8,333 shares of Common Stock to each of our non-employee directors. If the Amendment is approved, this annual grant will be increased to 25,000 shares. Options granted to non-employee directors will have an exercise price equal to the fair market value of our Common Stock on the date of grant, as determined by our Compensation Committee. Stock options granted to non-employee directors expire on the earliest of (1) ten years after their date of grant, (2) one year after the termination of the non-employee director's service as our director because of death, disability, or retirement at or after age 65, or (3) 90 days after the termination of the non-employee director's service as our director for any other reason. If a non-employee director's service as a director is terminated before the first anniversary of the grant date of any stock option for any reason other than death, disability, or retirement at or after age 65, we have the right to re-purchase the shares obtained upon exercise of the stock option at a price per share equal to the lesser of (1) the exercise price per share under the stock option or (2) the fair market value per share as of the date the shares are repurchased.

Equity Compensation Loan Program

     Prior to our initial public offering, and in connection with our 1999 Plan, we offered to loan each employee and director who had been awarded a non-qualified stock option under our 1999 Plan an amount necessary to pay the exercise price of their outstanding options. Under this program, a total of approximately $5,636,000 in loans were outstanding to a total of approximately 130 employees and non-employee directors as of December 31, 2000. These loans are full recourse, bear interest at the Applicable Federal Rate, and have five-year terms. Each employee or director who received a loan has pledged the number of shares acquired with loan proceeds upon exercise of the applicable option as collateral for the loan. If the employee or director sells any of these shares, the employee or director is obligated under the terms of the loan to use the proceeds of the sale to repay the outstanding balance of the loan related to the shares sold.

Federal Income Tax Consequences

     We understand that no gain or loss will be recognized by an optionee upon the grant of an option under the 1999 Plan, but that upon exercise of a non-qualified option, ordinary income will be recognized by the optionee measured by the excess of the fair market value of the shares of Common Stock acquired over the option price. For incentive stock options, no income is recognized upon exercise of the option and capital gain is recognized by the optionee upon the sale of the underlying stock, measured by the excess of the proceeds to the optionee from a qualifying disposition over the option price. We will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee, but we are not entitled to a deduction for the amount of capital gain recognized by an optionee. An optionee's basis in shares acquired upon the exercise of an option will be equal to the option price plus the amount of ordinary income recognized by the optionee. An optionee's holding period begins on the date on which the option is exercised.

               We recommend that you vote "FOR" approval of the Amendment to the divine, inc. 1999 Stock Incentive Plan.

4.   APPROVAL OF THE DIVINE, INC. 2001 STOCK INCENTIVE PLAN

     In order to continue to encourage ownership of our Common Stock by our employees and to provide incentives for them to make maximum efforts for the success of our business, our Board of Directors has adopted and recommends that you vote to approve the divine, inc. 2001 Stock Incentive Plan (the "2001 Plan"). The full text of the 2001 Plan is attached to this Proxy Statement as Exhibit C. The description below of the 2001 Plan is qualified in its entirety by reference to Exhibit C.

Description of the 2001 Plan

     Effective April 25, 2001, we adopted our 2001 Plan. Our officers, employees, consultants, and advisors are eligible to participate in this plan. The purpose of this plan is to attract and retain persons eligible to participate in the plan, motivate participants to achieve our long-term goals, and further align the interest of participants with those of our stockholders through compensation that is directly linked to the profitability of our business and increases in stockholder value. We have made available a total of 29,000,000 shares of Common Stock for issuance under the 2001 Plan. No options or other awards have been granted under the 2001 Plan.

     Our Compensation Committee administers the 2001 Plan. This plan provides our Compensation Committee with broad discretion to select the officers, employees, consultants, and advisors to whom awards may be granted, as well as the type, size, and terms and conditions of each award. The 2001 Plan permits grants of the following types of awards:

     .  non-qualified and incentive stock options;
     .  stock appreciation rights; and
     .  other stock-based awards.

     Options granted provide for the purchase of Common Stock at prices determined by our Compensation Committee. A maximum of 1,000,000 shares of Common Stock may be awarded, through stock options, stock appreciation rights, or other stock awards, to any single participant under our 2001 Plan in any calendar year. Options granted under the 2001 Plan generally vest, and are exercisable, in equal annual installments on the first four anniversaries of the grant date if the option recipient continues to be employed by us on each of these anniversaries; however, many of the options granted under the 2001 Plan have accelerated vesting schedules.

Options granted under the plan become fully exercisable and vested upon a change in control of us. If an option or award expires or is terminated or canceled as to any shares, those released shares may again be optioned or awarded (including a grant in substitution for a canceled option).

     Each option is for a term of not more than ten years, as is determined by the Compensation Committee at the date of the grant. The Compensation Committee may provide different termination provisions of an option in the event of termination of employment of the optionee and may accelerate the exercisability of any option or, at any time before the expiration or termination of an option previously granted, extend the terms of that option for an additional period as the Compensation Committee, in its discretion, shall determine, except that the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, shall never exceed ten years.

     The Compensation Committee may permit the exercise price to be paid, all or in part, by delivery to us of a promissory note or other shares of our Common Stock in circumstances as the Compensation Committee may specify, valued at the fair market value of our Common Stock on the date of exercise, or by using a "cashless" broker-assisted method.

     If the employment of any optionee with us or any of our subsidiaries is terminated for any reason other than death, permanent disability, retirement after age 55, or pursuant to a change in our control, that optionee's option generally will expire immediately. In the event of termination of employment because of a change in our control, the option will vest and may be exercised in full, unless otherwise provided at the time of grant, by the optionee or, if he is not living, by his heirs, legatees, or legal representative, during its specified term. In the event of termination of employment because of death, disability, or retirement after age 55, the option may be exercised by the optionee or, if he is not living, by his heirs, legatees, or legal representative, at any time during its specified term prior to one year after the date of that termination in the case of death and three years after the date of that termination in the case of disability or retirement after age 55, but in each case only to the extent the option was exercisable at the date of that termination.

     An optionee may not transfer any option otherwise than by gift to a family member or by will or the laws of descent and distribution, and each option shall be exercisable during an optionee's lifetime only by him or her.

     Our Board of Directors may amend or discontinue the 2001 Plan at any time. However, no such amendment or discontinuation shall (1) change or impair any option previously granted without the consent of the optionee, or (2) be made without the approval of our stockholders if such approval is required by law, agreement, or the rules of any stock exchange or market on which our Common Stock is listed.

Federal Income Tax Consequences

     We understand that no gain or loss will be recognized by an optionee upon the grant of an option under the 2001 Plan, but that upon exercise of a non-qualified option, ordinary income will be recognized by the optionee measured by the excess of the fair market value of the shares of Common Stock acquired over the option price. For incentive stock options, no income is recognized upon exercise of the option and capital gain is recognized by the optionee upon the sale of the underlying stock, measured by the excess of the proceeds to the optionee from a qualifying disposition over the option price. We will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee, but we are not entitled to a deduction for the amount of capital gain recognized by an optionee. An optionee's basis in shares acquired upon the exercise of an option will be equal to the option price plus the amount of ordinary income recognized by the optionee. An optionee's holding period begins on the date on which the option is exercised.

               We recommend that you vote "FOR" approval of the
                    divine, inc. 2001 Stock Incentive Plan.

                                 OTHER MATTERS

     We know of no matters to be brought before the annual meeting other than those described above. If any other business should come before the meeting, we expect that the persons named in the enclosed proxy will vote your shares in accordance with their best judgment on that matter.

                            PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of March 26, 2001, certain information regarding the beneficial ownership of the Common Stock by:

     . each person known by us to be the beneficial owner of 5% or more of the outstanding Common Stock;
     . each of our directors and executive officers; and . all of our directors and executive officers as a group.

     There were approximately 1,070 record holders and approximately 10,600 beneficial holders of Common Stock and 128,672,359 shares of Common Stock outstanding on March 26, 2001.

                                                         Shares Beneficially
                                                                 Owned
                                                       ------------------------
                    Name(1)                              Number(2)     Percent
                    -------                            ------------------------
          Dell Computer Corporation (3)..............   17,808,299      13.8%
          Microsoft Corporation (4)..................    9,722,221       7.6
          Andrew J. Filipowski (5)...................    8,284,163       6.4
          Michael P. Cullinane (6)...................    1,023,249         *
          Paul L. Humenansky.........................      827,415         *
          Tommy Bennett..............................      120,000         *
          James E. Cowie (7).........................    2,832,531       2.2
          John Cooper................................      120,000         *
          Michael H. Forster.........................      160,999         *
          Arthur W. Hahn (8).........................      260,978         *
          Gregory K. Jones...........................      169,999         *
          Thomas J. Meredith.........................            0         *
          John Rau...................................      336,665         *
          All directors and executive officers
            as a group (11 persons) (5)(6)(7)(8).....   14,135,999      10.9%

______________
*   Represents less than 1% of the outstanding Common Stock.
(1) Unless otherwise indicated, the address of such person is c/o divine, inc., 1301 N. Elston Avenue, Chicago, Illinois 60622.
(2) The numbers and percentages of shares owned by the directors, the Named Executive Officers, and by all officers and directors as a group assume in each case that currently outstanding stock options covering shares of Common Stock which were exercisable within 60 days of March 26, 2001 had been exercised by that person or group as follows: (i) Andrew J. Filipowski--0;
    (ii) Michael P. Cullinane--0; (iii) Paul L. Humenansky--0; (iv) Tommy Bennett--120,000; (v) James E. Cowie--120,000; (vi) John Cooper--120,000;
    (vii) Michael H. Forster--120,000; (viii) Arthur W. Hahn--120,000; (ix) Gregory K. Jones--120,000; (x) Thomas J. Meredith--120,000; (xi) John Rau-- 120,000; and (xii) all directors and executive officers as a group--960,000.
(3) The number of shares of Common Stock shown as beneficially owned was derived from an Amendment to Schedule 13G dated February 14, 2001 filed with the Securities and Exchange Commission by the listed stockholder. Dell Computer Corporation is located at One Dell Way, Round Rock, Texas 78682.
(4) The number of shares of Common Stock shown as beneficially owned was derived from a Schedule 13G dated July 28, 2000 filed with the Securities and Exchange Commission by the listed stockholder. Microsoft Corporation is located at One Microsoft Way, Redmond, Washington 98052-6399.
(5) Includes 7,407,819 shares of Common Stock beneficially owned by AJF-1999 Trust U/A/D 5/20/99, a trust for which Mr. Filipowski is co-trustee, 113,845 shares of Common Stock beneficially owned by Robinwood Investment Company L.P., a limited partnership controlled by Mr. Filipowski, and 33,333 shares of Common Stock beneficially owned by Platinum Construction Corp, a corporation controlled by Mr. Filipowski.
(6) Excludes 38,333 shares of Common Stock held by trusts for which Mr. Cullinane serves as trustee.
(7) Includes 2,535,585 shares held by Frontenac VII Limited Partnership and 126,947 shares held by Frontenac VII Masters Limited Partnership, of which Mr. Cowie is a general partner.
(8) Includes 53,333 shares held in a trust for the benefit of Mr. Filipowski's children, of which Mr. Hahn is the trustee.

                            EXECUTIVE COMPENSATION

     The following table sets forth, on an annualized basis with respect to salary information, information regarding the compensation we paid to our Chief Executive Officer and each of our other executive officers (hereinafter, the "Named Executive Officers") for all services they rendered to us during 1999 and 2000.

                          Summary Compensation Table

                                                                              Long-Term
                                                                             Compensation
                                                Annual Compensation             Awards
                                          --------------------------------   ------------
                                                                 Other        Securities
                                                                 Annual       Underlying      All Other
     Name and Principal                    Salary    Bonus    Compensation   Options/SARs   Compensation
         Position                   Year     ($)      ($)        ($)(1)          (#)           ($)(2)
-----------------------------       ----   ------    -----    ------------   ------------   ------------
Andrew J. Filipowski (3).........   2000     --        --        $36,200          --           $47,532
 Chairman of the Board and          1999     --        --         15,300       $229,166           --
  Chief Executive Officer
Michael P. Cullinane (4).........   2000  $336,000     --           --            --            20,453
 Executive Vice President,          1999     --        --           --          104,666           --
  Chief Financial Officer, and
  Treasurer
Paul L. Humenansky (4)...........   2000   336,000     --           --           41,666         14,603
 President and Chief Operating      1999     --        --           --          125,000           --
  Officer
Scott A. Hartkopf................   2000   175,222     --           --            --              --
 Former President and               1999    41,500  $200,000        --          125,000           --
  Chief Operating Officer
Lynn S. Wilson...................   2000   223,016     --           --            --              --
 Former Executive Vice              1999    69,000     --           --           41,666           --
  President and Chief Operating
  Officer

___________
(1) Represents taxable income attributed to personal use of corporate aircraft calculated in accordance with Internal Revenue Service requirements.
(2) Represents the portion of premiums we paid for life and disability insurance benefits for the named individual.
(3)  Mr. Filipowski has agreed to waive his base salary through June 15, 2004.
(4) Each of Mr. Cullinane and Mr. Humenansky waived his base salary through June 15, 2000.

     The following table sets forth individual grants of stock options made to the Named Executive Officers during 2000.

                       Option Grants In Last Fiscal Year

                                                                               Potential Realizable
                                                                                 Value at Assumed
                            Number      Percent of                             Annual Rates of Stock
                          of Shares   Total Options                             Price Appreciation
                         Underlying     Granted to    Exercise                  for Option Term(3)
                           Options     Employees in    or Base   Expiration   -----------------------
       Name              Granted (1)   Fiscal Year    Price(2)      Date        5%            10%
       ----              -----------  -------------   --------   ----------   -----------------------
Andrew J. Filipowski..        --            --            --         --           --           --
Michael P. Cullinane..        --            --            --         --           --           --
Paul L. Humenansky....      41,666         0.35%        $4.50      1/5/10       $117,916    $298,822
Scott A. Hartkopf.....        --            --            --         --           --           --
Lynn S. Wilson........        --            --            --         --           --           --

___________
(1) These options granted are immediately exercisable, but vest in equal annual installments on the first four anniversaries of the grant date if the executive continues to be employed by us on each of these anniversaries. The shares of our Common Stock issuable upon exercise of these options are subject to restrictions on transfer and a right of repurchase by us at a price per share equal to the lower of the option exercise price and the fair market value per share of our Common Stock. These restrictions and repurchase right expire based on the option vesting schedule.

(2) The exercise price of each of these options equaled the fair market value per share of our Common Stock on the grant date, as determined by the Compensation Committee of our Board of Directors, based upon the most recent price at which we sold our senior convertible preferred stock before the grant date in capital raising transactions. However, for financial statement purposes, the deemed fair market value of our Common Stock on the grant date was $6.00 per share.

(3) These amounts represent certain assumed annual rates of appreciation calculated from the exercise price, as required by the rules of the Securities and Exchange Commission. Actual gains, if any, on stock option exercises and Common Stock holdings depend on the future performance of our Common Stock. We cannot assure you that the amounts reflected in this table will be achieved.

     The following table provides information about the value of shares of Common Stock acquired upon exercise of options and the value of unexercised options to purchase our Common Stock for the Named Executive Officers.

                         Aggregate 2000 Option Values

                                                  Number of Securities           Value of Unexercised
                          Shares                 Underlying Unexercised          In-the-Money Options
                         Acquired                 Options at 12/31/00              at 12/31/00(2)
                           Upon      Value     ---------------------------    ---------------------------
                         Exercise   Realized   Exercisable   Unexercisable    Exercisable   Unexercisable
        Name               (#)       ($)(1)        (#)            (#)             ($)            ($)
        ----             --------   --------   -----------   -------------    -----------   -------------
Andrew J. Filipowski..    229,166       $0         --              --              --             --
Michael P. Cullinane..    104,166        0         --              --              --             --
Paul L. Humenansky....    166,666        0         --              --              --             --
Scott A. Hartkopf.....    125,000        0         --              --              --             --
Lynn S. Wilson........     41,666        0         --              --              --             --

____________
(1) The value realized from the exercise of stock options is based upon the difference between the $4.50 per share exercise price of these options and the fair market value of our Common Stock of $4.50 per share at the time of the exercise of the options.

(2) This column indicates the aggregate amount, if any, by which the market value of our Common Stock on December 31, 2000 exceeded the options' exercise price, based on the closing per share sale price of our Common Stock on December 29, 2000 of $1.5625 on the Nasdaq.

Compensation of Directors

     Our directors do not currently receive any cash compensation for their service as members of our Board of Directors, although we may decide to provide them with cash compensation in the future. We reimburse each director who is not our officer or employee for reasonable out-of-pocket expenses incurred in attending board and committee meetings. Each of the persons who has been appointed as a non-employee director during 2000 has been granted an option to purchase 41,666 shares of our Common Stock for service as a director. In addition, our Stock Incentive Plan provides for the automatic grant on December 1 of each year of an option to purchase 8,333 shares of Common Stock to each person who is a non-employee director on the grant date. If the Amendment to our Stock Incentive Plan, described above under Item 3 of this Proxy Statement, is approved, this annual grant will be increased to 25,000 shares each year. Directors who are also our employees receive no additional compensation from us for services they render in their capacity as directors.

     We entered into a three year consulting agreement with Michael Jordan under which we agreed to use our best efforts to have Mr. Jordan elected to our Board of Directors, which occurred on March 13, 2000. Under the agreement, Mr. Jordan agreed to be a co-chairman of the do right committee of our Board of Directors and to perform promotional activities for us. In connection with the consulting agreement, we issued Mr. Jordan an option to purchase 166,666 shares of our Common Stock at a purchase price of $6.00 per share under our Stock Incentive Plan. The option was exercisable in full upon its grant, but vests as follows:
83,333 shares on the first anniversary of the grant date and 41,666 shares on each of the second and third anniversaries of the grant date, provided that Mr. Jordan continued to serve as a director and consultant on each of these anniversaries. Mr. Jordan exercised the option in full and purchased 166,666 shares of our Common Stock on March 10, 2000. We loaned Mr. Jordan $1,000,000 to pay the exercise price of the option. These shares were subject to restrictions on transfer and a right of repurchase by us at a price per share equal to the lower of the option exercise price and the fair market value per share of our Common Stock. These restrictions on transfers and repurchase rights expired based on the option vesting schedule. We waived our repurchase rights when Mr. Jordan resigned from our Board of Directors in January 2001. On July 18, 2000, we granted Mr. Jordan an option to purchase an additional 300,000 shares of our Common Stock at a purchase price of $9.00 per share under our Stock Incentive Plan. This option was exercisable in full upon its grant, but will vest as follows: 150,000 shares on the first anniversary of the grant date and 75,000 shares on each of the second and third anniversaries of the grant date.

Compensation Committee Interlocks and Insider Participation

     Our Compensation Committee makes all compensation decisions with respect to our executive officers and administers our incentive compensation programs and plans. Messrs. Cowie, Forster, and Jones currently serve as the members of our Compensation Committee. In addition, Messrs. Gian Fulgoni, Lawrence Levy, Andre Rice, Aleksander Szlam, James Tyree, and Robert Zollars served as members of our Compensation Committee during 2000. Except as described below, none of our executive officers currently serve, or in the past served, on the compensation committee or board of directors of any other company the executive officers of which serve on our Compensation Committee or Board of Directors.

     One of the members of our Compensation Committee, Mr. James E. Cowie, is a General Partner of Frontenac Company, which is the general partner of Frontenac VII Limited Partnership and Frontenac Masters VII Limited Partnership.
Frontenac purchased an aggregate of 14,975,000 shares of our series D preferred stock, and entered into several other agreements, in the transaction that is described under the "Series D Financing" subheading of the section of this Proxy Statement captioned "Certain Transactions". The shares of our series D preferred stock purchased by Frontenac were converted into 2,495,832 shares of our Common Stock upon the completion of our initial public offering in July 2000. In addition, Frontenac purchased a total of 166,700 shares of our Common Stock in our initial public offering for a total purchase price of $1,500,300.

     One of the former members of our Compensation Committee, Mr. Aleksander Szlam, is the Chairman and Chief Executive Officer of eshare communications, inc. Brandango, Inc., one of our former associated companies that we controlled, entered into a license agreement in April 2000 with eshare to use eshare's software programs and receive related support and maintenance services. Brandango paid to eshare a total of approximately $587,000 for the license and support during 2000 but owed eshare approximately $1,342,000 when Brandango ceased operations in 2000. In addition, Andrew J. Filipowski, our Chairman and Chief Executive Officer, served as a director and member of the compensation committee of eshare during 2000.

     One of the former members of our Compensation Committee, Mr. James C. Tyree, is the Chairman and Chief Executive Officer of Mesirow Financial. An affiliate of Mesirow invested approximately $937,000 in Skyscraper Ventures, L.P., a venture capital fund that we managed during 2000. Of this amount, approximately $651,000 was refunded to the Mesirow affiliate when Skyscraper Ventures was liquidated in December 2000 and March 2001. Skyscraper Ventures also distributed to the Mesirow affiliate its proportionate shares in a company in which Skyscraper had invested.

     One of the former members of our Compensation Committee, Mr. Robert J. Zollars, is the Chairman and Chief Executive Officer of Neoforma.com, Inc. Mr. Filipowski served as a director and member of the compensation committee of Neoforma.com during 2000.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires our executive officers and directors, and any other person who owns more than 10% of our Common Stock, to file reports of ownership with the Securities and Exchange Commission. They also are required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of the forms we received, we believe that during 2000 all filing requirements were complied with.

                     REPORT OF THE COMPENSATION COMMITTEE

     The compensation of our executive officers and senior management is generally determined by the Compensation Committee of our Board of Directors. The Compensation Committee, which consists of three of our directors who are not officers or employees, also administers our incentive compensation plans and determines the number of shares covered by, and terms of, options to be granted to executive officers and other key employees under these plans. The following report is about compensation paid or awarded to our executive officers during 2000 and is furnished by our directors who comprise the Compensation Committee.

General Policies

     Our compensation program is intended to enable divine to attract, motivate, reward, and retain the management talent it needs to achieve its corporate objectives in a highly competitive industry, and thereby increase stockholder value. It is our policy to provide incentives to divine's senior management to achieve both short-term and long-term goals. To attain these goals, our policy is to provide a significant portion of executive compensation in the form of at-risk, incentive-based compensation, like stock options. We believe that such a policy, which directly aligns the financial interests of management with your financial interests, provides the proper incentives to attract, reward, and retain high quality management. In determining the nature and amounts of compensation for divine's executive officers, we take into account all factors that we consider relevant, including overall business conditions and those in divine's general industry, divine's performance in light of those conditions, the market rates of compensation for executives of similar backgrounds and experience, and the performance of the specific executive officer.

     Section 162(m) of the Internal Revenue Code limits the deduction for federal income tax purposes of certain compensation paid by any publicly-held corporation to its chief executive officer and its four other highest compensated officers to $1 million per executive (the "$1 million cap"). The $1 million cap does not apply to "performance-based" compensation plans as defined under Section 162(m). We believe that divine's Stock Incentive Plan qualifies as a "performance-based" plan that is not subject to the $1 million cap. The other compensation currently paid to divine's executive officers is not expected to exceed the $1 million cap.

Cash Compensation

     Cash compensation paid to divine's officers consists primarily of salary. In 2000, bonuses generally were not part of our general executive compensation structure. We determine base salaries for officers through a subjective assessment of responsibilities and position within divine, individual performance, and divine's overall performance. No specific corporate performance measures are considered.

Stock Options

     We consider incentive compensation in the form of stock options to be an integral, important, and relatively large part of executive compensation in particular and employee compensation generally. We grant stock options generally to executive officers and other employees upon their commencement of employment and on an annual basis. When making grants, we consider factors specific to each employee such as salary, position, and responsibilities. We also consider factors such as the rate of divine's development and growth, revenue growth, and the market value of the Common Stock. Option grants relating to recruiting and employment offers and special circumstances are recommended by management.

Chief Executive Officer Compensation and Stock Options

     Andrew J. Filipowski founded the Company in May 1999 and has been its Chairman and Chief Executive Officer since that time. Mr. Filipowski's annual compensation was determined using the same criteria that we used to determine compensation levels for other corporate officers and was based on our assessment of Mr. Filipowski's overall performance and on information regarding awards made by similar companies. We believe that Mr. Filipowski's experience, dedication, and knowledge have been of vital importance to the successful and ongoing growth of the administration and operations of divine. We did not assign any specific weighting to these factors. In our view, Mr. Filipowski's 2000 compensation package reflected an appropriate balance of (1) divine's performance in 2000, (2) Mr. Filipowski's own performance level, and (3) competitive standards. Because Mr. Filipowski has agreed with divine and the purchasers of divine's series D preferred stock that he will waive his base salary though June 15, 2004, divine does not pay Mr. Filipowski any cash salary but rather compensates him primarily through stock option grants. We believe that tying Mr. Filipowski's remuneration to the performance of divine's Common Stock will motivate Mr. Filipowski to maximize stockholder value and is consistent with our policy of compensating all of divine's employees significantly through annual stock option grants.

     For 2000, we granted Messrs. Filipowski and Cullinane no options to purchase shares of Common Stock and we granted Mr. Humenansky options to purchase 41,666 shares of Common Stock at an exercise price of $4.50 per share. In 1999, we granted Messrs, Filipowski, Cullinane, and Humenansky options to purchase 229,166, 104,166, and 125,000 shares of Common Stock, respectively, at an exercise price of $4.50 per share.

                                   By the Compensation Committee:
                                        James E. Cowie
                                        Michael H. Forster
                                        Gregory K. Jones

                               PERFORMANCE GRAPH

     The following graph compares the percentage change in the cumulative total returns on our Common Stock, the Dow Jones Software Index, and the Nasdaq Composite Index (assuming dividend reinvestment, except in our case because we have never paid cash dividends on the Common Stock) for the period beginning on July 11, 2000 (the date of our initial public offering) and ending on December 29, 2000 (which was the last trading day of our 2000 fiscal year).

                        Comparison of Cumulative Return
             vs. Dow Jones Software and Nasdaq Composite Indices *

                                    [GRAPH]

   Company/Index Name       7/11/00  7/31/00  8/31/00  9/30/00  10/31/00  11/30/00  12/29/00
   ------------------       -------  -------  -------  -------  --------  --------  --------
divine, inc...............  $100.00   $97.22  $100.69   $41.67   $33.33    $11.46    $17.33
Dow Jones Software Index..   100.00    92.08   104.74    97.55    93.30     69.71     64.90
Nasdaq Composite Index....   100.00    95.21   106.32    92.83    85.17     65.66     62.44

___________
* Assumes $100 invested on July 11, 2000 in our Common Stock, the Dow Jones Software Index, and the Nasdaq Composite Index. Historical results are not necessarily indicative of future performance.

                             CERTAIN TRANSACTIONS

Series D Financing

     On January 19, 2000, we sold a total of 191,980,300 shares of our series D senior participating convertible redeemable preferred stock at a purchase price of $1.00 per share to a group of 11 persons, and a total of 5,019,700 shares of our series D-1 senior participating convertible redeemable (non-voting) preferred stock to two entities at a purchase price of $1.00 per share (the "Series D Financing"). We raised $196,900,000, after estimated expenses, through our sale of these shares. Each share of our series D and D-1 preferred stock was converted into one-sixth of a share of our Common Stock upon the completion of our initial public offering.

     In connection with the Series D Financing, we entered into a stockholders agreement with the holders of our series D and D-1 preferred stock under which
(1) we, (2) Messrs. Filipowski, Cullinane, Humenansky, and certain other persons, and their respective affiliates, who together held all of our class B common stock, which was converted into shares of our Common Stock upon completion of our initial public offering, and (3) the purchasers of our series D and D-1 preferred stock, agreed to take all necessary actions so that:

     . one member of our Board of Directors can be designated by each of the following purchasers of our series D and D-1 preferred stock: (1) CBW/SK divine Investments, (2) First Chicago Equity Capital, (3) Frontenac, and
        (4) Microsoft Corporation; and

     . two members of our Board of Directors can be designated by Dell USA L.P., which also held our series D preferred stock.

     We have agreed under this stockholders agreement to take all actions necessary so that one of the directors designated by each of Frontenac and Dell is designated as a member of our executive committee in the event that our Board of Directors has an executive committee. However, none of CBW/SK divine Investments, First Chicago Equity Capital, Frontenac, Microsoft, or Dell will have any of these rights if it does not continue to own least 25% of the capital stock originally purchased by it. As of March 26, 2001, the number of shares owned, the number of shares needed to maintain board designation rights, and the members of our Board of Directors designated by each of these entities are shown across from their names below:

                                                     Shares Needed to         Designated
               Investor              Shares Owned  Designate Director(s)    Board Member(s)
               --------              ------------  ---------------------    ---------------
     CBW/SK divine Investments*....     4,166,666        1,041,667           Tommy Bennett
     Dell..........................    17,808,299        4,166,667         Thomas J. Meredith
     First Chicago Equity Capital..     2,474,998          618,750                None
     Frontenac.....................     2,662,532          623,958           James E. Cowie
     Microsoft.....................     9,722,221        1,041,667             John Cooper

     ______________
     * Determined on an aggregate basis including shares owned by the affiliates of CBW/SK divine Investments.

     In addition, this stockholders agreement provides that, until July 18, 2001, Mr. Filipowski will not transfer more than 10% of our capital stock that he owns, other than to family members, family trusts, family-owned corporations or partnerships, or his estate without first giving notice to the purchasers of our series D and D-1 preferred stock and giving these parties the right to participate pro rata in the sale.

     This stockholders agreement, and related registration rights agreements, also provide that each of the purchasers in our Series D Financing is entitled to demand registration rights, allowing them to require us to file a registration statement covering all or part of their shares of Common Stock for registration under the Securities Act of 1933, as amended (the "Securities Act"), subject to limitations. We are required to file no more than two demand registrations on Form S-1 and unlimited demand registrations on Form S-3 for these holders. In the event that a registration statement filed pursuant to these demand registration rights is an underwritten offering and the managing underwriter advises us that the number of shares to be included in the offering exceeds the number of shares which can be sold in an orderly manner, we will include shares in the offering as follows: first, shares of stockholders requesting the demand registration and other shares with equivalent rights, on a pro rata basis, and second, other securities requested to be included. In addition, these holders are entitled to request that we register their shares of Common Stock under the Securities Act for resale to the public in the event that we initiate a public offering. If we propose to register any shares of our Common Stock under the Securities Act either for our account or for the account of our other security holders, these holders are entitled to receive notice of the registration and are entitled to include their shares in the registration. These piggyback registration rights are subject to limitations, including the right of the underwriters of an offering to limit the number of shares included in a registration. If the number of shares is so limited, we will include shares with piggyback registration rights in the registration statement in accordance with their priority level. If the registration is not an underwritten demand registration under an agreement with us, first, shares of Common Stock that we propose to sell will be included in the registration, and second, shares of Common Stock issued upon conversion of our series D and D-1 and series E preferred stock and other shares with equivalent rights will be included. If the registration is an underwritten demand registration under an agreement with us, first, the shares for which the registration has been requested and shares of Common Stock issued upon conversion of our series D and D-1 and series E preferred stock and other shares with equivalent rights will be included in the registration, and second, shares of Common Stock that we propose to sell will be included. In either case, third, other shares of Common Stock owned by other security holders with piggyback registration rights will be included in the registration, pro rata, on the basis of their relative registration rights and the shares that are owned by these security holders and requested to be included. We generally are required to bear all of the expenses of all these registrations, except underwriting discounts, selling commissions, applicable transfer taxes, and fees of counsel retained by any stockholder.

  We also entered into a Business Opportunities Agreement on December 7, 1999 with CBW/SK divine Investments, Dell, First Chicago Equity Capital, Frontenac, Mesirow Capital Partners VII, L.P., and Microsoft. Under this agreement, neither these stockholders nor their director representatives on our Board of Directors will have any obligation to us, our stockholders, or any other party to present business opportunities to us before presenting them to other entities, other than opportunities that are presented to the directors solely in, and as a direct result of, their capacity as our directors.

Loans to Executive Officers and Directors

  Prior to our initial public offering, we offered to loan to each of our employees, including our executive officers, and our non-employee directors an amount necessary to pay the exercise price of options we granted to that employee or director under the loan program described above in the section captioned "3. Approval of Amendment to the divine, inc. 1999 Stock Incentive Plan--Equity Compensation Loan Program." Under this program, we loaned the following amounts to our executive officers and directors during 2000, all of which were outstanding at December 31, 2000:

                                                       Amount of       Interest
       Executive Officer/Director                   Indebtedness ($)   Rate (%)
       --------------------------                   ----------------  ----------
  Andrew J. Filipowski............................      1,031,250        6.21
  Michael P. Cullinane............................        468,750        6.21
  Paul L. Humenansky..............................        750,000        6.21
  Scott A. Hartkopf*..............................        562,500        6.21
  Lynn S. Wilson*.................................       187,5000        6.21
  Larry S. Freedman*..............................        234,375        6.21
  Michael J. Jordan...............................      1,000,000        6.80
  Ronald D. Lachman...............................        225,000        6.21
  Mohanbir S. Sawhney.............................        225,000        6.21
  Timothy Stojka..................................        225,000        6.21

  ___________
  * The loan was repaid in full in connection with our repurchase in 2000 of the related shares of Common Stock.

Associated Company Transactions

  In January 2000, LiveOnTheNet.com, Inc., of which we owned 76.9%, paid Platinum Entertainment, Inc. a total of $2,000,000 for certain licensing rights of Platinum Entertainment. Messrs. Filipowski, Cullinane, and Humenansky were directors of Platinum Entertainment.

  On February 11, 2000, we acquired approximately 32.1% of iGive.com, inc. for $4,000,000. Mr. Filipowski converted $800,000 of personal loans previously made by him to iGive.com into iGive.com's common stock at the time we acquired an interest in iGive.com. Mr. Filipowski beneficially owns approximately 14.6% of iGive.com.

  On December 8, 1999 and April 28, 2000, we acquired a combined total of approximately 54.4% of OpinionWare.com, Inc. for a total of $7,000,000. Messrs. Filipowski and Humenansky are directors of OpinionWare and beneficially own a total of approximately 10.4% of OpinionWare. In addition, Mr. Filipowski's son beneficially owns less than 1% of the equity of OpinionWare.

  On February 25, 2000 and August 15, 2000, we acquired a combined total of approximately 40.4% of the equity of Launchworks inc. for a total of $4,050,000in cash and 1,152,926 shares of our Common Stock. Giving effect to the exercise of warrants that we hold, we would beneficially own approximately 49.4% of Launchworks. Mr. Craig Goldman, one of our former directors, beneficially owns less than 1% of Launchworks.

  On March 30, 2000, we acquired approximately 62.9% of Panthera Productions, LLC for $2,700,000. Mr. Filipowski is a director of Panthera, beneficially owns 14.9% of Panthera through his shared control over a charitable foundation, and has personally loaned Panthera approximately $306,000.

  On February 11, 2000, we acquired approximately 44.8% of CapacityWeb.com, Inc., one of our former associated companies, for $4,500,000. Messrs. Steven Kaplan and Mohanbir Sawhney, two of our former directors, were members of CapacityWeb.com's Advisory Board. Michigan & Oak, LLC, a venture advisory firm of which Messrs. Kaplan and Sawhney are principals, beneficially owned approximately 3.8% of CapacityWeb.com. In addition, Michigan & Oak was paid by us a finders fee of approximately $225,000, being 5% of the amount paid by us for our interest in CapacityWeb.com.

  Mr. Robert Zollars, one of our former directors, is the Chairman and Chief Executive Officer of Neoforma.com and beneficially owns approximately 7.6% of Neoforma.com. On October 14, 1999, we acquired approximately 2.1% of Neoforma.com. As a result of Neoforma.com's initial public offering, our interest was reduced to approximately 1.5%. Mr. Filipowski is a director of Neoforma and beneficially owns less than 1% of its equity. Messrs. Cullinane, Humenansky, and Hartkopf and an entity controlled by Mr. Larry Freedman, our former Executive Vice President, General Counsel, and Secretary, participated in the directed share program of the initial public offering of Neoforma.com. These persons purchased the following number of shares with the following market values (based on Neoforma.com's initial public offering price): Mr. Cullinane-- 250 shares, $3,250; Mr. Humenansky--250 shares, $3,250; Mr. Hartkopf--2,500 shares, $32,500; and Mr. Freedman's entity--250 shares, $3,250.

Real Estate Transactions

  Mr. Filipowski is a manager of Blackhawk, LLC. He also owns 33.3% of Blackhawk. From July 1999 through December 1999, we paid Blackhawk $50,000 per month, totaling $300,000, for an option to lease a 400,000 square foot facility in Chicago or purchase the property on which the facility is to be constructed. We made a total of $500,000 of option payments to Blackhawk during 2000. In July 2000, we exercised our option to purchase the property for $10,761,000, which included the purchase price of $9,750,000 and all costs and expenses of Blackhawk associated with the property.

  Mr. Filipowski owns 33.3% and is a manager of Habitat-Kahney, LLC. On January 7, 2000, we entered into a ten-year lease with Habitat-Kahney for additional office space in Chicago, Illinois. Our annual rent under this lease is $730,080, with an annual 2% increase, and we are responsible for our share of the building's utilities and operating expenses.

Venture Capital Transactions

  Effective August 4, 1999, Platinum Venture Partners, Inc. withdrew, and we were substituted, as the general partner of each of Platinum Venture Partners I, L.P. and Platinum Venture Partners II, L.P. Messrs. Filipowski, Humenansky, and Cullinane are principal shareholders and officers of Platinum Venture Partners, Inc. Mr. Filipowski beneficially owns approximately 22.5%, and each of Messrs. Cullinane and Humenansky beneficially owns less than 5%, of the equity of Platinum Venture Partners, Inc. Platinum Venture Partners, Inc. beneficially owns a 2.7% limited partnership interest in Platinum Venture Partners I and a 1.0% limited partnership interest in Platinum Venture Partners II. Additionally, each of Messrs. Filipowski, Humenansky, and Cullinane, and Messrs. James Cowie, Thomas Danis, Arthur Frigo, Gian Fulgoni, Jeffrey Jacobs, and Lawrence Levy, some of our former directors, owns a limited partnership interest in Platinum Venture Partners I and/or Platinum Venture Partners II.

  As general partner of Platinum Venture Partners I, we receive an annual management fee, payable in advance in quarterly installments of 2 1 /2% of the fair value of the partnership, adjusted annually by the increase in a consumer price index during the preceding calendar year. As general partner of Platinum Venture Partners II, we receive an annual management fee, payable in advance in quarterly installments, of 2 1 /2% of the aggregate partner commitments, adjusted annually by the percentage increase in a consumer price index during the preceding calendar year. We received a total of approximately $815,000 from Platinum Venture Partners I and II management fees during 2000.

Other Transactions

  Robert Bernard, one of our former directors, was the Chairman and Chief Executive Officer of marchFIRST, Inc. On January 21, 2000, we entered into a contract under which marchFIRST provided us with information technology consulting services when we need them. We paid marchFIRST approximately $1,383,000 for consulting services in 2000. Additionally, marchFIRST purchased 1,666,666 shares of our class C convertible common stock, which were subsequently converted to 1,666,666 shares of Common Stock, for $15,000,000 in a private placement concurrent with our initial public offering in July 2000.

  Peter Bynoe, one of our former directors, is a partner of Piper Marbury Rudnick & Wolfe, which provided legal services to our associated companies through an exclusive agreement with Justice divine, one of our former associated companies. Piper Marbury bills companies directly for these services. The cost for these services and for legal services provided directly to us during 2000 was approximately $1,005,000. In addition, partners in Piper Marbury Rudnick & Wolfe collectively purchased 700,000 shares of our series C preferred stock, which converted into 116,666 shares of Common Stock, for a total of $700,000.

  James Cowie, one of our directors, is a General Partner of Frontenac Company, which is the general partner of Frontenac VII Limited Partnership and Frontenac Masters VII Limited Partnership. Frontenac purchased an aggregate of 14,975,000 shares of our series D preferred stock, and entered into several other agreements, in the transaction that is described above under the "Series D Financing" subheading of this "Certain Transactions" section of this Proxy Statement. In addition, Frontenac purchased a total of 166,700 shares of our Common Stock in our initial public offering for a total purchase price of $1,500,300.

  Thomas Danis, one of our former directors, is a Managing Director of Aon Risk Services' Mergers and Acquisitions group. Through June 2000, Ms. Teresa Pahl was an Executive Vice President of Aon Corporation and the Chairman of Aon Enterprise Insurance Services, Inc., an affiliate of Aon Risk Services of Missouri. We paid Aon Risk Services of Missouri approximately $241,000 as broker with respect to our directors and officers liability insurance in 2000. In addition, Aon Corporation, an affiliate of Aon Risk Services of Missouri and Aon Enterprise Insurance Services, Inc., purchased 2,777,777 shares of our class C convertible common stock for $25,000,000 in a private placement concurrent with our initial public offering in July 2000.

  Arthur Hahn, one of our directors, is a partner in the law firm of Katten Muchin Zavis. We paid Katten Muchin Zavis approximately $2,373,000 for legal services in 2000.

  In March 2000, we entered into a consulting agreement with Michael Jordan, one of our former directors. The terms of this agreement are described above under the "Compensation of Directors" subheading of the section of this Proxy Statement captioned "Executive Compensation".

  Michael Leitner, one of our former directors, is the Vice President, Corporate Development of 360networks, inc. 360networks purchased 4,000,000 shares of our class C convertible common stock, which was later converted into the same number of shares of our Common Stock, for a total purchase price of $20,000,000 in a private placement concurrent with our initial public offering in July 2000. On April 26, 2000, 360networks sold to us 93,545 shares of its subordinate voting shares at a price of $5.00 per share and 280,636 shares of its subordinate voting shares at a price of $13.23 per share, which represented the 360networks initial public offering price less underwriting discounts, for an aggregate purchase price of $4,180,539. These shares had a market value of $5,238,534 upon completion of the 360networks' initial public offering.

  Mr. Leitner also formerly served as a Senior Director of Corporate Development of Microsoft, and John Cooper, one of our directors, currently serves as a Senior Director of Corporate Development of Microsoft. Microsoft purchased 25,000,000 shares of our series D preferred stock on January 19, 2000 for $25,000,000. These shares were converted into 4,166,666 shares of our Common Stock upon completion of our initial public offering in July 2000. On January 28, 2000, we entered into an Alliance Agreement with Microsoft, which was amended on March 29, 2000. Under this agreement, we agreed to incorporate Microsoft products, technologies, and services into our systems and the web application hosting services that we provide to our associated companies. In connection with this agreement, we are obligated to purchase approximately $15,300,000 of Microsoft software and services over the next four years. This agreement allows us and our associated companies to be preferred providers of outsourced Microsoft software solutions and allows Microsoft to be our preferred platform. In connection with the agreement, we committed to use commercially reasonable efforts to encourage our associated companies to migrate to Microsoft software solutions, including expending $4,000,000 to promote these solutions. We also agreed with Microsoft to create a digital feedback loop between us to create joint intelligence about the marketplace, Microsoft software, new product development, and customer satisfaction. Further, under this agreement, we agreed to use commercially reasonable efforts to establish and staff an office in Seattle and to develop a Seattle-based incubator habitat by May 2001, and committed to contribute at least $50,000,000 in capital for our Seattle operations for projects and acquisitions. We are currently working to restructure our relationship with Microsoft, including the Alliance Agreement, to focus on our enterprise web solutions strategy and Microsoft's ".NET" strategy, although we cannot assure you that we will successfully achieve that goal. We paid Microsoft approximately $2,092,000 in 2000 for computer software and various consulting services. Additionally, Microsoft purchased 5,555,555 shares of our Common Stock for $50,000,000 in a private placement concurrent with our initial public offering in July 2000.

  Alex Smith, one of our former directors, is the Vice-President of Dell Ventures. Dell Ventures is a venture capital division of Dell USA L.P., a subsidiary of Dell Computer Corporation. Thomas J. Meredith, one of our current directors, is the Senior Vice President and Chief Financial Officer of Dell Computer Corporation. Dell USA purchased 100,000,000 shares of our series D preferred stock on January 19, 2000 for $100,000,000. These shares were converted into 16,666,666 shares of our Common Stock upon completion of our initial public offering in July 2000. We paid approximately $6,359,000 to Dell Computer Corporation in 2000 for purchases of computers and servers. In addition, Dell purchased a total of 833,300 shares of our Common Stock in our initial public offering for a total purchase price of $7,499,700.

  Aleksander Szlam, one of our former directors, is the Chairman and Chief Executive Officer of eshare communications, inc. Brandango, Inc., one of our former associated companies, entered into a license agreement in April 2000 with eshare to use eshare's software programs and receive related support and maintenance services. Brandango paid to eshare a total of approximately $587,000 for the license and support during 2000, but owed eshare approximately $1,342,000 when Brandango ceased operations in 2000.

  James C. Tyree, one of our former directors, is the Chairman and Chief Executive Officer of Mesirow Financial. An affiliate of Mesirow invested approximately $937,000 in Skyscraper Ventures, L.P., a venture capital fund that we managed during 2000. Of this amount, approximately $651,000 was refunded to the Mesirow affiliate when Skyscraper Ventures was liquidated in December 2000 and March 2001. Skyscraper Ventures also distributed to the Mesirow affiliate its proportionate shares in a company in which Skyscraper had invested.

                            SOLICITATION OF PROXIES

  Our Board of Directors will solicit your proxy by mail. Your proxy may also be solicited by directors, officers, and a small number by our employees personally or by mail, telephone, facsimile, or otherwise. These persons will not be compensated for their services. Brokerage firms, banks, fiduciaries, voting trustees, or other nominees will be requested to forward the proxy soliciting material to the beneficial owners of stock held of record by them, and we have hired our transfer agent, Computershare Investor Services, LLC, to coordinate that solicitation for a fee of approximately $1,250 plus expenses. The entire cost of the Board of Directors' solicitation will be borne by us.

             SUBMITTING YOUR PROPOSALS FOR THE 2002 ANNUAL MEETING

  According to the rules of the Securities and Exchange Commission, if you want to submit a proposal for inclusion in the proxy material to be distributed by us in connection with our 2002 annual meeting of stockholders, you must do so no later than December 31, 2001. Your proposal should be submitted in writing to the Secretary of the Company at our principal executive offices. In addition, our bylaws require that in order for you properly to bring any business before any meeting of stockholders, including nominations for the election of directors, you must provide written notice, delivered to the Secretary of the Company at our principal executive offices, not less than 45 nor more than 75 days prior to the first anniversary of the date we mailed the proxy material for our last annual meeting. In the event that the date of our next annual meeting is moved more than 30 days from the date of our last annual meeting, your notice must be received by us no later than 90 days before the date of our next annual meeting or 10 days following our announcement of the date of our next annual meeting. Your notice must include your name and address as it appears on our records and the class and number of shares of our capital stock you beneficially owned on the record date for the meeting. In addition, (1) for proposals other than nominations for the election of directors, your notice must include a description of the business you want brought before the meeting, your reasons for conducting that business at the meeting, and any material interest you have in that business, (2) for proposals relating to your nominations of directors, your notice must also include, with respect to each person nominated, the information required by Regulation 14A under the Securities Exchange Act of 1934, as amended, and (3) for all proposals, your notice must indicate whether you intend to circulate a proxy statement and form of proxy.

                                    GENERAL

  It is important that your proxy be returned promptly, or submitted by phone or Internet. If you are unable to attend the meeting, you are urged, regardless of the number of shares owned, to vote and submit your proxy by phone, by Internet, or by marking, dating, signing, and returning without delay your proxy card in the enclosed addressed envelope.

                                By Order of the Board of Directors
                                Jude M. Sullivan
                                Secretary and General Counsel

                                                                       EXHIBIT A

                                 DIVINE, INC.

                            AUDIT COMMITTEE CHARTER

A.   Composition

     The Audit Committee (the "Committee") of the Board of Directors (the "Board of Directors" or "Board") of divine, inc., a Delaware corporation (the "Company"), shall consist of at least three (3) independent, non-employee directors, free from any relationships that would interfere with their exercise of independent judgment as members of the Committee, who shall serve at the pleasure of the Board of Directors. In addition, all Committee members shall be "Independent", as that term is defined in Release No. 34-42231 of the Securities and Exchange Commission, and a committee member shall be removed automatically upon the occurrence of events or transactions that result in that member no longer being Independent (as so defined). Each Committee member shall be financially literate or shall become financially literate within a reasonable period after his or her appointment to the Committee, and further, at least one member of the Committee shall have accounting or related financial management expertise. Committee members shall be selected for their competence and ability to add substance to the Committee's deliberations. Committee members and the Committee Chairman shall be designated by the full Board of Directors upon the recommendation of the Chairman of the Board. The duties and responsibilities of a member of the Committee shall be in addition to such member's duties as a member of the Board of Directors. [See January 29, 2000 Amendment below.]

B.   Responsibilities

     The Committee shall provide assistance to the members of the Board of Directors in fulfilling their responsibilities to the stockholders, potential stockholders and investment community relating to corporate accounting and reporting practices of the Company and the quality and integrity of the financial statements of the Company. In so doing, it shall be the responsibility of the Committee to maintain free and open means of communication between the members of the Board, the Company's independent public accountants who audit the Company's financial statements (the "Auditors") and the financial management of the Company. The Committee, as representative of the stockholders, shall have unlimited authority and responsibility to select, evaluate and, where appropriate, replace the Auditors, who are ultimately accountable to the Board of Directors.

C.   Duties and Functions

     The Committee shall:

     1. Recommend to the Board of Directors the selection of the Auditors, considering independence and effectiveness. On an annual basis, the Committee shall review and discuss with the Auditors all significant relationships the Auditors have with the Company to determine the Auditors' independence. The Committee shall receive from the Auditors a written statement delineating all relationships affecting objectivity and independence between the Auditors and the Company.

     2. Review the performance of the Auditors and approve any proposed discharge of the Auditors when circumstances warrant.

     3. Following completion of the annual audit, review separately with management and the Auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     4. Review any significant disagreements between management and the Auditors in connection with the preparation of the Company's financial statements.

     5. Review with the Auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

     6. Inquire of management and the Auditors about significant risks or exposures and assess the steps management has taken to minimize such risks.

     7. Review with management and the Auditors their qualitative judgments about the appropriateness of the Company's accounting principles and financial disclosure practices used or proposed and the appropriateness of significant management judgments.

     8. Review with the Auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, elicit any recommendations for the improvement of such internal control procedures and discuss particular areas in which new or more detailed controls or procedures are desirable. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

     9. Provide an open avenue of communication among the Auditors, the Company's financial and senior management and the Board of Directors.

     10. Review periodically, with the Company's general counsel, legal and regulatory matters that may have a material impact on the Company's financial statements.

     11. Review periodically, with the Company's general counsel, legal compliance matters, including corporate securities trading policies.

     12. Review the Company's annual financial statements and any certification, report, opinion or review rendered by the Auditors prior to the filing of the Company's annual report on Form 10-K.

     13. Review with the Auditors and representatives of financial management, in person or by telephone conference call, the results of the Auditors' financial review, including the various significant accounting and reporting matters, prior to any public announcement of financial results. The Committee Chairman or other Committee member designated by the Committee may represent the entire Committee for this purpose.

     14. Review the Company's filings with the Securities and Exchange Commission containing the Company's financial statements prior to the filing thereof.

     15. Provide any audit committee reports or other audit committee-related disclosure, in filings with the Securities and Exchange Commission or otherwise, required by applicable securities laws, rules and regulations or by the rules of any securities exchange or market on which securities of the Company are listed.

     16. Have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist in the conduct of any investigation.

     17. Perform such other functions as assigned by law, the Company's certificate of incorporation or bylaws, or the Board of Directors.

     18.  Review and update this charter periodically, as conditions dictate.

D.   Meetings

     The Committee shall hold at least three (3) regular meetings per year and additional meetings as the Chairman of the Committee deems necessary or as circumstances require. Members of senior management, the Auditors or others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary. The Committee shall meet with the Auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

     The Chairman of the Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting.

E.   Communication with the Board of Directors and Stockholders

     The Committee shall, after each meeting, report its activities, findings and conclusions to the full Board of Directors and shall ensure that the full Board is fully informed of the Company's accounting policies and related issues. The Committee shall meet with the Auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

F.   Minutes

     At each meeting, the Chairman shall select one Committee member to act as secretary and prepare minutes of the meeting. After approval by the Committee Chairman, such minutes shall be distributed to all members of the Board of Directors.

                                                                       EXHIBIT B



                                 divine, inc.

                          1999 STOCK INCENTIVE PLAN,
                         as amended as of May 22, 2001
                                 divine, inc.
                          1999 STOCK INCENTIVE PLAN,
                         as amended as of May 22, 2001


1.   ESTABLISHMENT AND PURPOSE.
     -------------------------

     The divine, inc. 1999 Stock Incentive Plan, as amended (the "Plan") is established by divine, inc. (the "Company") to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants' interests with those of the Company's other stockholders. The Plan is adopted as of October 1, 1999, subject to approval by the Company's stockholders within 12 months after such adoption date. Unless the Plan is earlier discontinued by the Board as provided herein, no Award shall be granted hereunder on or after October 1, 2009.

     Certain terms used herein are defined as set forth in Section 11.

2.   ADMINISTRATION; ELIGIBILITY.
     ---------------------------

     The Plan shall be administered by a Committee; provided, however, that, if at any time no Committee shall be in office, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals. As used herein, the term "Administrator" means the Board or any of its Committees as shall be administering the Plan.

     The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). The provisions of Awards need not be the same with respect to each Participant.

     Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

     (a) to select the Eligible Individuals to whom Awards may from time to time be granted;

     (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

     (c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

     (d)  to approve forms of agreement for use under the Plan;

     (e) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or forfeiture waiver and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

     (f) subject to Section 8(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance-based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

     (g) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred;

     (h)  to determine the Fair Market Value; and

     (i) to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 6.

     The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

     Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

     Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

     No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual's own willful misconduct or as expressly provided by law.

3.   STOCK SUBJECT TO PLAN.
     ---------------------

     Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 10,833,333 shares; provided, however, that, as of January 1 of each year, commencing with the year 2001, the maximum number of shares of Stock which may be delivered under the Plan shall automatically increase by a number equal to the lesser of (i) 10% of the total number of shares of Stock then outstanding, assuming for this purpose the conversion into Stock of all then outstanding securities that are convertible by their terms (directly or indirectly) into Stock, or (ii) 50,000,000 shares.

     To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. If the exercise price of any Stock Option is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued, net of the shares of Stock tendered, shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. In the event that shares of Stock issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal (or other similar right), such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

     Subject to adjustment as provided in this Section 3, the maximum number of shares that may be covered by Stock Options Stock Appreciation Rights and Stock Awards, in the aggregate, granted to any one Participant during any calendar year shall be 1,666,666 shares.

     In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the
(A) number and kind of shares that may be delivered under the Plan, (B) additional maximums imposed in the immediately preceding paragraph, (C) number and kind of shares subject to outstanding Awards, (D) exercise price of outstanding Stock Options and Stock Appreciation Rights and (E) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

4.   STOCK OPTIONS.
     -------------

     Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

     The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines.

     Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

     Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

     (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator. If the Stock Option is intended to qualify as an Incentive Stock Option, the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or if granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share.

     (b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

     (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator. If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

     (d) Method of Exercise. Subject to the provisions of this Section 4, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

          The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of unrestricted Stock already owned by the Optionee (or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to a Stock Award hereunder) based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised;
          (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

          If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Administrator.

          No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company's official stockholder records, except as otherwise provided herein or in the applicable option agreement.

     (e) Transferability of Stock Options. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms "holder" and "Optionee" include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to clause
          (i) of the first sentence of this Section 4(e) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee's employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

     (f) Termination by Death. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (g) Termination by Reason of Disability. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Administrator may determine, for a period of three years from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, an unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of

          Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (h) Termination by Reason of Retirement. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Administrator may determine, for a period of three years from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (i) Other Termination. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee shall thereupon terminate; provided, however, that, if such termination of employment or provision of services is involuntary on the part of the Optionee and without Cause, such Stock Option, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, may be exercised for the lesser of 90 days from the date of such termination of employment or provision of services or the remainder of such Stock Option's term, and provided, further, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services for any reason other than death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (j) Participant Loans. The Administrator may in its discretion authorize the Company to:

          (i) lend to an Optionee an amount equal to such portion of the exercise price of a Stock Option as the Administrator may determine; or

          (ii) guarantee a loan obtained by an Optionee from a third-party for the purpose of tendering such exercise price.

          The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Optionee and any security interest thereunder, shall be determined by the Administrator, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of (i) the aggregate Fair Market Value on the date of exercise, less the par value, of the shares of Stock to be purchased upon the exercise of the Stock Option, and (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

5.   STOCK APPRECIATION RIGHTS.
     -------------------------

     Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

     A Stock Appreciation Right may be exercised by an Optionee in accordance with this Section 5 by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Administrator. Upon such exercise and surrender, the Optionee shall be entitled to receive an amount determined in the manner prescribed in this Section 5. Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

     (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 4 and this Section 5.

     (ii) Upon the exercise of a Stock Appreciation Right, an Optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the exercise price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

     (iii) A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons permitted with respect to the underlying Stock Option in accordance with Section 4(e).

6.   STOCK AWARDS OTHER THAN OPTIONS.
     -------------------------------

     Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Stock Awards may be issued which are fully and immediately vested upon issuance or which vest in one or more installments over the Participant's period of employment or other service to the Company or upon the attainment of specified performance objectives, or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals or service requirements established by the Administrator.

     Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

     A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

     (i)   cash or cash equivalents;

     (ii)  past services rendered to the Company or any Affiliate; or

     (iii) future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

     A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of "Restricted Stock" or "Restricted Stock Units."

7.   CHANGE IN CONTROL PROVISIONS.
     ----------------------------

(a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

     (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant;

     (ii) The restrictions applicable to any outstanding Stock Award shall lapse, and the Stock relating to such Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

     (iii) All outstanding repurchase rights of the Company with respect to any outstanding Awards shall terminate; and

     (iv) Outstanding Awards shall be subject to any agreement of merger or reorganization that effects such Change in Control, which agreement shall provide for:

             (A) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

             (B) The assumption of the outstanding awards by the surviving corporation or its parent or subsidiary;

             (C) The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

             (D) Settlement of each share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price).

     (v) In the absence of any agreement of merger or reorganization effecting such Change in Control, each share of Stock subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price).

(b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

     (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; (4) any acquisition by Andrew J. Filipowski or any of his Permitted Transferees (as defined in the Company's Second Amended and Restated Certificate of Incorporation), or (5) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and
           (3) of subsection (iii) of this Section 7(b); or

     (ii) Within any period of 24 consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 7(b), that any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

     (iii) The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company, by any corporation controlled by the Company, or by such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, more than 25% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (3) individuals who were members of the Board immediately prior to the approval by the stockholders of the Corporation of such Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

     (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, other than to a corporation pursuant to a transaction which would comply with clauses
           (1), (2) and (3) of subsection (iii) of this Section 7(b), assuming for this purpose that such transaction were a Corporate Transaction.

(c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national securities exchange on which such shares are listed or on Nasdaq, as applicable, during the 60-day period prior to and including the date of a Change in Control, and (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

8.   MISCELLANEOUS.
     -------------

(a) Amendment. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate, or (ii) made to permit the Company or an Affiliate a deduction under the Code. No such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

     The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder's consent.

     Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Administrator may modify or adjust the right so that pooling of interests accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interests accounting.

(b) Unfunded Status of Plan. It is intended that this Plan be an "unfunded" plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Common Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

(c)  General Provisions.

     (i) The Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

            All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (ii) Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

     (iii) The adoption of the Plan shall not confer upon any employee, director, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

     (iv) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

     (v) The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

     (vi) Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

     (vii) The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     (viii) If any payment or right accruing to a Participant under this Plan (without the application of this Section (8)(c)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute "parachute payments." The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 8(c)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

     (ix) To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

     (x) The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

     (xi) If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

     (xii) This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

     (xiii) This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

     (xiv) In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

     (xv) None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Stock or an Award from such holder in accordance with the terms hereof.

     (xvi) This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware (other than its law respecting choice of law).

9.   DEFERRAL OF AWARDS.
     ------------------

     The Administrator (in its sole discretion) may permit a Participant to:

     (a) have cash that otherwise would be paid to such Participant as a result of the exercise of a Stock Appreciation Right or the settlement of a Stock Award credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books;

     (b) have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or a Stock Appreciation Right converted into an equal number of Stock units; or

     (c) have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or Stock Appreciation Right or the settlement of a Stock Award converted into amounts credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of the Stock as of the date on which they otherwise would have been delivered to such Participant.

     A deferred compensation account established under this Section 9 may be credited with interest or other forms of investment return, as determined by the Administrator. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of awards is permitted or required, the Administrator (in its sole discretion) may establish rules, procedures and forms pertaining to such awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 9.

10.  AUTOMATIC ANNUAL OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.
     --------------------------------------------------------

(a) Annual Grants. On December 1 of each year, commencing December 1, 1999, each person who serves as a Non-Employee Director on such date shall automatically receive a Non-Qualified Stock Option to purchase 25,000 shares of Stock.

(b) Exercisability. Any Stock Option granted to a Non-Employee Director under this Section 10 shall be exercisable in full as of the grant date. Notwithstanding the foregoing, in the event that such Non-Employee Director's service as a Director has terminated prior to the first anniversary of the grant date of such Stock Option for any reason other than death, Disability or retirement at or after age 65, the Company shall have the right to repurchase the shares obtained upon exercise of such Stock Option at a price per share equal to the lesser of (i) the exercise price per share under such Stock Option or (ii) the Fair Market Value per share as of the date the shares are repurchased (the "Repurchase Right"). Notwithstanding the foregoing, the Administrator may at any time waive the Repurchase Right, in whole or in part, based on such factors as the Administrator may determine.

(c) Termination by Death, Disability or Retirement. The Repurchase Right of the Company with respect to any shares obtained upon exercise of a Stock Option granted to a Non-Employee Director under this Section 10 shall terminate in full upon the termination of such Non-Employee Director's service as a Director because of death, Disability or retirement at or after age 65.

(d) Exercise. The exercise price of any Stock Option granted to a Non-Employee Director under this Section 10 shall equal 100% of the Fair Market Value per share as of the grant date, payable in one of the forms described in
     Section 4(d).

(e)  Option Term. Any Stock Option granted to a Non-Employee Director under this
     Section 10 shall terminate on the earliest of (i) the tenth anniversary of the grant date, (ii) the date 90 days after the termination of such Non-Employee Director's service as a Director for any reason other than death, Disability or retirement at of after age 65 or (iii) the date one year after the termination of such Non-Employee Director's service as a Director because of death, Disability or retirement at or after age 65.

(f) Transferability. A Stock Option granted to a Non-Employee Director under this Section 10 shall be transferable by such Non-Employee Director to the same extent as a Stock Option granted pursuant to Section 4, and shall be exercisable by any such person as would be permitted to exercise such Stock Option if granted pursuant to Section 4, in each case as provided in
     Section 4(e).

11.  DEFINITIONS.
     -----------

     For purposes of this Plan, the following terms are defined as set forth below:

(a) "Affiliate" means a corporation or other entity controlled by the Company and designated by the Administrator as such.

(b)  "Award" means a Stock Appreciation Right, Stock Option or Stock Award.

(c)  "Board" means the Board of Directors of the Company.

(d) "Cause" means (i) the conviction of the Participant for committing a felony under Federal law or the law of the state in which such action occurred,
     (ii) dishonesty in the course of fulfilling the Participant's duties as an employee or director of, or consultant or advisor to, the Company or (iii) willful and deliberate failure on the part of the Participant to perform such duties in any material respect. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term "Cause" (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

(e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f) "Commission" means the Securities and Exchange Commission or any successor agency.

(g) "Committee" means a committee of Directors appointed by the Board to administer this Plan.

(h)  "Company" means divine, inc., a Delaware corporation.

(i)  "Director" means a member of the Company's Board of Directors.

(j) "Disability" means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term "Disability" (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the

     Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

(k)  "Effective Date" means October 1, 1999.

(l) "Eligible Individual" means any officer, employee or director of the Company or a Subsidiary or Affiliate, or any consultant or advisor providing services to the Company or a Subsidiary or Affiliate.

(m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(n) "Fair Market Value" means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator. Unless otherwise determined by the
     Administrator:

     (i) For purposes of any Award made as of the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Stock is to be sold to the public in the initial public offering of the Stock; and

     (ii) After the Underwriting Date, the Fair Market Value per share shall be the closing sales price per share of the Stock on Nasdaq (or the principal stock exchange or market on which the Stock is then traded) on the date as of which such value is being determined or the last previous day on which a sale was reported.

(o) "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant's household (other than a tenant or employee); any trust in which the Participant and any of these persons have substantially all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of substantially all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant's death for purposes of administration of the Participant's estate or upon the Participant's incompetency for purposes of the protection and management of the assets of the Participant.

(p) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

(q) "Nasdaq" means The Nasdaq Stock Market, including the Nasdaq National Market and the Nasdaq SmallCap Market.

(r) "Non-Employee Director" means a Director who is not an officer or employee of the Company.

(s) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

(t)  "Optionee" means a person who holds a Stock Option.

(u)  "Participant" means a person granted an Award.

(v) "Retirement" means retirement from active employment under a pension plan of the Company or any subsidiary or Affiliate, or under an employment contract with any of them, or termination of employment or provision of services at or after age 55 under circumstances which the Administrator, in its sole discretion, deems equivalent to retirement.

(w) "Stock" means Class A Common Stock, par value $0.001 per share, of the Company.

(x)  "Stock Appreciation Right" means a right granted under Section 5.

(y) "Stock Award" means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock.

(z)  "Stock Option" means an option granted under Section 4 or Section 10.

(aa) "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as such term is defined in Section 424(f) of the Code) with respect to the Company.

(bb) "Ten Percent Holder" means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

(cc) "Underwriting Agreement" means the agreement between the Company and the underwriter or underwriters managing the initial public offering of the Stock.

(dd) "Underwriting Date" means the date on which the Underwriting Agreement is executed in connection with an initial underwritten public offering of the Stock.

     In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.

                                                                       EXHIBIT C



                                 divine, inc.
                          2001 STOCK INCENTIVE PLAN,
                         adopted as of April 25, 2001
                                 divine, inc.
                          2001 STOCK INCENTIVE PLAN,
                         adopted as of April 25, 2001


1.   ESTABLISHMENT AND PURPOSE.
     -------------------------

     The divine, inc. 2001 Stock Incentive Plan (the "Plan") is established by divine, inc. (the "Company") to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants' interests with those of the Company's other stockholders. The Plan is adopted as of April 25, 2001, subject to approval by the Company's stockholders within 12 months after such adoption date. Unless the Plan is earlier discontinued by the Board as provided herein, no Award shall be granted hereunder on or after April 25, 2011.

     Certain terms used herein are defined as set forth in Section 10.

2.   ADMINISTRATION; ELIGIBILITY.
     ---------------------------

     The Plan shall be administered by a Committee appointed by the Board; provided, however, that, if at any time no Committee shall be in office, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals. As used herein, the term "Administrator" means the Board or any of its Committees as shall be administering the Plan.

     The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). The provisions of Awards need not be the same with respect to each Participant.

     Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

     (a) to select the Eligible Individuals to whom Awards may from time to time be granted;

     (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

     (c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

     (d)  to approve forms of agreement for use under the Plan;

     (e) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or forfeiture waiver and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

     (f) subject to Section 8(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance-based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

     (g) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred;

     (h)  to determine the Fair Market Value; and

     (i) to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 6.

     The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

     Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

     Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

     No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual's own willful misconduct or as expressly provided by law.

3.   STOCK SUBJECT TO PLAN.
     ---------------------

     Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 29,000,000 shares.

     To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. If the exercise price of any Stock Option is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued, net of the shares of Stock tendered, shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. In the event that shares of Stock issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal (or other similar right), such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

     Subject to adjustment as provided in this Section 3, the maximum number of shares that may be covered by Stock Options Stock Appreciation Rights and Stock Awards, in the aggregate, granted to any one Participant during any calendar year shall be 1,000,000 shares.

     In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the
(A) number and kind of shares that may be delivered under the Plan, (B) additional maximums imposed in the immediately preceding paragraph, (C) number and kind of shares subject to outstanding Awards, (D) exercise price of outstanding Stock Options and Stock Appreciation Rights and (E) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

4.   STOCK OPTIONS.
     -------------

     Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

     The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines.

     Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

     Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

     (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator. If the Stock Option is intended to qualify as an Incentive Stock Option, the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or if granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share.

     (b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

     (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator. If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

     (d) Method of Exercise. Subject to the provisions of this Section 4, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

          The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of unrestricted Stock already owned by the Optionee (or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to a Stock Award hereunder) based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised;
          (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

          If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Administrator.

          No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company's official stockholder records, except as otherwise provided herein or in the applicable option agreement.

     (e) Transferability of Stock Options. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms "holder" and "Optionee" include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to clause
          (i) of the first sentence of this Section 4(e) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee's employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

     (f) Termination by Death. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (g) Termination by Reason of Disability. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Administrator may determine, for a period of three years from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, an unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of

          Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (h) Termination by Reason of Retirement. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Administrator may determine, for a period of three years from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (i) Other Termination. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee shall thereupon terminate; provided, however, that, if such termination of employment or provision of services is involuntary on the part of the Optionee and without Cause, such Stock Option, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, may be exercised for the lesser of 90 days from the date of such termination of employment or provision of services or the remainder of such Stock Option's term, and provided, further, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services for any reason other than death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (j) Participant Loans. The Administrator may in its discretion authorize the Company to:

          (i) lend to an Optionee an amount equal to such portion of the exercise price of a Stock Option as the Administrator may determine; or

           (ii) guarantee a loan obtained by an Optionee from a third-party for the purpose of tendering such exercise price.

           The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Optionee and any security interest thereunder, shall be determined by the Administrator, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of (i) the aggregate Fair Market Value on the date of exercise, less the par value, of the shares of Stock to be purchased upon the exercise of the Stock Option, and (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

5.   STOCK APPRECIATION RIGHTS.
     -------------------------

     Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

     A Stock Appreciation Right may be exercised by an Optionee in accordance with this Section 5 by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Administrator. Upon such exercise and surrender, the Optionee shall be entitled to receive an amount determined in the manner prescribed in this Section 5. Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

     (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 4 and this Section 5.

     (ii) Upon the exercise of a Stock Appreciation Right, an Optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the exercise price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

     (iii) A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons permitted with respect to the underlying Stock Option in accordance with Section 4(e).

6.   STOCK AWARDS OTHER THAN OPTIONS.
     -------------------------------

     Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Stock Awards may be issued which are fully and immediately vested upon issuance or which vest in one or more installments over the Participant's period of employment or other service to the Company or upon the attainment of specified performance objectives, or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals or service requirements established by the Administrator.

     Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

     A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

     (i)   cash or cash equivalents;

     (ii)  past services rendered to the Company or any Affiliate; or

     (iii) future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

     A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of "Restricted Stock" or "Restricted Stock Units."

7.   CHANGE IN CONTROL PROVISIONS.
     ----------------------------

(a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

     (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant;

     (ii) The restrictions applicable to any outstanding Stock Award shall lapse, and the Stock relating to such Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

     (iii) All outstanding repurchase rights of the Company with respect to any outstanding Awards shall terminate; and

     (iv) Outstanding Awards shall be subject to any agreement of merger or reorganization that effects such Change in Control, which agreement shall provide for:

               (A) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

               (B) The assumption of the outstanding awards by the surviving corporation or its parent or subsidiary;

               (C) The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

               (D) Settlement of each share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price).

     (v) In the absence of any agreement of merger or reorganization effecting such Change in Control, each share of Stock subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price).

(b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

     (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; (4) any acquisition by Andrew J. Filipowski or any of his Permitted Transferees (as defined in the Company's Second Amended and Restated Certificate of Incorporation), or (5) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and
            (3) of subsection (iii) of this Section 7(b); or

     (ii) Within any period of 24 consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 7(b), that any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

     (iii) The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company, by any corporation controlled by the Company, or by such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, more than 25% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (3) individuals who were members of the Board immediately prior to the approval by the stockholders of the Corporation of such Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

     (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, other than to a corporation pursuant to a transaction which would comply with clauses (1), (2) and (3) of subsection (iii) of this Section 7(b), assuming for this purpose that such transaction were a Corporate Transaction.

(c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national securities exchange on which such shares are listed or on Nasdaq, as applicable, during the 60-day period prior to and including the date of a Change in Control, and (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

8.   MISCELLANEOUS.
     -------------

(a) Amendment. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate, or (ii) made to permit the Company or an Affiliate a deduction under the Code. No such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

     The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder's consent.

     Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Administrator may modify or adjust the right so that pooling of interests accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interests accounting.

(b) Unfunded Status of Plan. It is intended that this Plan be an "unfunded" plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Common Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

(c)  General Provisions.

     (i) The Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

            All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (ii) Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

     (iii) The adoption of the Plan shall not confer upon any employee, director, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

     (iv) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

     (v) The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

     (vi) Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

     (vii) The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     (viii) If any payment or right accruing to a Participant under this Plan (without the application of this Section 8(c)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute "parachute payments." The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 8(c)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

     (ix) To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

     (x) The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

     (xi) If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

     (xii) This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

     (xiii) This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

     (xiv) In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

     (xv) None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Stock or an Award from such holder in accordance with the terms hereof.

     (xvi) This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the State of Delaware (other than its law respecting choice of law).

9.   DEFERRAL OF AWARDS.
     ------------------

     The Administrator (in its sole discretion) may permit a Participant to:

     (a) have cash that otherwise would be paid to such Participant as a result of the exercise of a Stock Appreciation Right or the settlement of a Stock Award credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books;

     (b) have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or a Stock Appreciation Right converted into an equal number of Stock units; or

     (c) have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or Stock Appreciation Right or the settlement of a Stock Award converted into amounts credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of the Stock as of the date on which they otherwise would have been delivered to such Participant.

     A deferred compensation account established under this Section 9 may be credited with interest or other forms of investment return, as determined by the Administrator. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of awards is permitted or required, the Administrator (in its sole discretion) may establish rules, procedures and forms pertaining to such awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 9.

10.  DEFINITIONS.
     -----------

     For purposes of this Plan, the following terms are defined as set forth below:

(a) "Affiliate" means a corporation or other entity controlled by the Company and designated by the Administrator as such.

(b)  "Award" means a Stock Appreciation Right, Stock Option or Stock Award.

(c)  "Board" means the Board of Directors of the Company.

(d) "Cause" means (i) the conviction of the Participant for committing a felony under Federal law or the law of the state in which such action occurred,
     (ii) dishonesty in the course of fulfilling the Participant's duties as an employee or director of, or consultant or advisor to, the Company or (iii) willful and deliberate failure on the part of the Participant to perform such duties in any material respect. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term "Cause" (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

(e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f) "Commission" means the Securities and Exchange Commission or any successor agency.

(g) "Committee" means a committee of Directors appointed by the Board to administer this Plan.

(h)  "Company" means divine, inc., a Delaware corporation.

(i)  "Director" means a member of the Company's Board of Directors.

(j) "Disability" means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term "Disability" (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

(k)  "Effective Date" means April 25, 2001.

(l) "Eligible Individual" means any officer, employee or director of the Company or a Subsidiary or Affiliate, or any consultant or advisor providing services to the Company or a Subsidiary or Affiliate.

(m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(n) "Fair Market Value" means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator. Unless otherwise determined by the
     Administrator:

     (i) For purposes of any Award made as of the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Stock is to be sold to the public in the initial public offering of the Stock; and

     (ii) After the Underwriting Date, the Fair Market Value per share shall be the closing sales price per share of the Stock on Nasdaq (or the principal stock exchange or market on which the Stock is then traded) on the date as of which such value is being determined or the last previous day on which a sale was reported.

(o) "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant's household (other than a tenant or employee); any trust in which the Participant and any of these persons have substantially all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of substantially all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant's death for purposes of administration of the Participant's estate or upon the Participant's incompetency for purposes of the protection and management of the assets of the Participant.

(p) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

(q) "Nasdaq" means The Nasdaq Stock Market, including the Nasdaq National Market and the Nasdaq SmallCap Market.

(r) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

(s)  "Optionee" means a person who holds a Stock Option.

(t)  "Participant" means a person granted an Award.

(u) "Retirement" means retirement from active employment under a pension plan of the Company or any subsidiary or Affiliate, or under an employment contract with any of them, or termination of employment or provision of services at or after age 55 under circumstances which the Administrator, in its sole discretion, deems equivalent to retirement.

(v) "Stock" means Class A Common Stock, par value $0.001 per share, of the Company.

(w)  "Stock Appreciation Right" means a right granted under Section 5.

(x) "Stock Award" means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock.

(y)  "Stock Option" means an option granted under Section 4 or Section 10.

(z) "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as such term is defined in Section 424(f) of the Code) with respect to the Company.

(aa) "Ten Percent Holder" means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

(bb) "Underwriting Agreement" means the agreement between the Company and the underwriter or underwriters managing the initial public offering of the Stock.

(cc) "Underwriting Date" means the date on which the Underwriting Agreement is executed in connection with an initial underwritten public offering of the Stock.

     In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.

REVOCABLE                          divine, inc.                        REVOCABLE
PROXY                                                                      PROXY

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS for the Annual Meeting of Stockholders on May 22, 2001 -- 9:30 a.m.

     The undersigned hereby appoints Andrew J. Filipowski, Michael P. Cullinane, and Jude M. Sullivan, or any one of them, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of class A common stock of divine, inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on May 22, 2001, at 9:30 a.m., at divine's offices located at 1301 N. Elston Avenue, Chicago, Illinois, and at any and all postponements and adjournments thereof, as follows:

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted (1) FOR each of the Nominees listed, (2) FOR the proposal to ratify the action of the Board of Directors in appointing KPMG LLP as independent auditors for the Company in 2001, (3) FOR the proposal to approve an amendment to the Company's 1999 Stock Incentive Plan, and (4) FOR the proposal to approve the Company's 2001 Stock Incentive Plan. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

  PLEASE MARK, SIGN, DATE, AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.
                 (Continued and to be signed on reverse side.)





________________________________________________________________________________




        ADMISSION TICKET TO DIVINE'S 2001 ANNUAL MEETING OF STOCKHOLDERS

     This is your Admission ticket to gain access to divine's 2001 Annual Meeting of Stockholders to be held at divine's offices located at 1301 N. Elston Avenue, Chicago, Illinois on May 22, 2001, at 9:30 a.m. Please present this ticket at one of the registration stations. Please note that seating is available on a first come, first served basis.

                        THIS TICKET IS NOT TRANSFERABLE
                                  divine, inc.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

       This Proxy will be voted in accordance with specifications made.
If no choices are indicated, this Proxy will be voted FOR the election of all of the Nominees and for Items 2, 3, and 4




1.  Election of Directors--Nominees:  Andrew J.                  For     Withhold     For All
 Filipowski, Tommy Bennett, John Cooper, James E. Cowie,         All       All        Except
 Michael P. Cullinane, Paul L. Humenansky, Arthur W. Hahn, and   [_]       [_]          [_]
 Gregory K. Jones


---------------------------------------------------------------
            Nominee Exception(s)

2.  To ratify the action of the Board of Directors of            For  Against  Abstain
    the Company in appointing KPMG LLP as                        [_]    [_]      [_]
    independent auditors for the Company
    in 2001.

3.  To approve an amendment to the Company's 1999                For  Against  Abstain
    Stock Incentive Plan.                                        [_]    [_]      [_]

4.  To approve the Company's 2001 Stock                          For  Against  Abstain
    Incentive Plan                                               [_]    [_]      [_]



In their discretion, on such other business as may properly come before the meeting.


Check here if you plan to attend the Annual Meeting              [_]



The Board of Directors recommends a vote FOR the Nominees listed, FOR the proposal to ratify the action of the Board of Directors in appointing KPMG LLP, FOR the proposal to approve an amendment to the Company's 1999 Stock Incentive Plan, and FOR the proposal to approve the Company's 2001 Stock Incentive Plan.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 30, 2001, and the Annual Report to Stockholders.

This Proxy will be voted in accordance with specifications made. If no choices are indicated, this Proxy will be voted FOR the election of all the Nominees and FOR Items 2, 3, and 4.

Dated:  _________________________________________, 2001

Signature(s) ___________________________________________________________________


--------------------------------------------------------------------------------
Please sign exactly as name appears hereon. Joint owners should each sign. Where applicable, indicate official position or representative capacity.





 ***YOU CAN VOTE BY TELEPHONE OR INTERNET!  AVAILABLE 24 HOURS A DAY . 7 DAYS A
                                    WEEK***
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
                  Have this proxy card in hand when you call.

                              TO VOTE BY PHONE
                               ----------------
                       (within the U.S. and Canada only)

 .  Call toll free 1-888-892-6927 from a touch tone telephone.  There is NO
   CHARGE for this call.

 . Enter the six-digit Control Number located below your address on the proxy card and then follow the voting instructions.

Option 1:  If you choose to vote as the Board of Directors recommends on ALL proposals, press 1. When asked, please confirm your vote by pressing 1 again.

Option 2:  If you choose to vote on EACH proposal SEPARATELY, press 0 and follow the recorded instructions. Your vote selections will be repeated and you will have an opportunity to confirm them.

                              TO VOTE BY INTERNET
                              -------------------


 .  Go to the following web site:  www.computershare.com/us/proxy

 . Enter the information requested on your computer screen, including our six-digit Control Number located below your address on the proxy card, then follow the voting instructions on the screen.

                   If you vote by telephone or the Internet,
                       DO NOT mail back this proxy card.

        Proxies submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on May 21, 2001.


                             THANK YOU FOR VOTING!